                                                                   Exhibit 10.6

                                                                 EXECUTION COPY



                              SERVICING AGREEMENT

                           Dated as of June 28, 2001

                                     among

                              THE FINANCE COMPANY
                                 as Servicer,

                          TFC WAREHOUSE CORPORATION I
                                  as Borrower

               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Backup Servicer, Collateral Agent and Securities Intermediary

                      WELLS FARGO FINANCIAL AMERICA, INC.
                             As Successor Servicer

                         WESTSIDE FUNDING CORPORATION
                                   as Lender

                               Table of Contents

                                                                                                   Page
                                                                                                   ----
                                                ARTICLE I
                                               DEFINITIONS

     Section 1.01  Defined Terms.....................................................................   2

                                               ARTICLE II
                                         APPOINTMENT OF SERVICER

     Section 2.01  Appointment, Retention and Termination of Servicer................................   2

                                               ARTICLE III
                                ADMINISTRATION AND SERVICING OF CONTRACTS

     Section 3.01    Duties of Servicer..............................................................   3
     Section 3.02    Collection and Allocation of Contract Payments; Modifications of Contracts......   4
     Section 3.03    Realization upon Contracts......................................................   7
     Section 3.04    Maintenance of Security Interests...............................................   8
     Section 3.05    Servicing Fee; Servicing Expenses...............................................   9
     Section 3.06    Annual Statement as to Compliance; Notice of Servicer Termination Event.........  10
     Section 3.07    Annual Independent Certified Public Accountants' Report; Required Audit Reports.  11
     Section 3.08    Access to Certain Documentation and Information Regarding Contracts.............  12
     Section 3.09    Servicer Expenses...............................................................  12
     Section 3.10    Appointment of Subservicer......................................................  13
     Section 3.11    Delegation of Duties............................................................  13
     Section 3.12    Insurance.......................................................................  13
     Section 3.13    Enforcement of Prohibition on Transfer of Vehicle...............................  14
     Section 3.14    Title, Conservation and Disposition of Financed Vehicle.........................  14
     Section 3.15    Fidelity Bond...................................................................  14
     Section 3.16    Application of Collections......................................................  15
     Section 3.17    Servicer's Certificate..........................................................  15
     Section 3.18    Purchase of Receivables Upon Breach of Covenant.................................  15
     Section 3.19    Monthly Duties of Backup Servicer and Successor Servicer........................  16

                                               ARTICLE IV
                                            ACCOUNTS; REPORTS

     Section 4.01    Establishment of Collection Account and Reserve Account.........................   18
     Section 4.02    Deposits into and Withdrawals from Accounts.....................................   21
     Section 4.03    Reports.........................................................................   23
     Section 4.04    Securities Accounts.............................................................   23

                                   ARTICLE V
                                 THE SERVICER

     Section 5.01    Representations and Warranties........................................................................  24
     Section 5.02    Covenants of the Servicer.............................................................................  26
     Section 5.03    Liability of the Servicer; Indemnities of Servicer....................................................  27
     Section 5.04    Limitation on Resignation of the Servicer.............................................................  30
     Section 5.05    Rights of the Lender and the Insurer in Respect of the Servicer.......................................  30
     Section 5.06    Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or the Collateral Agent.  30
     Section 5.07    Limitation on Liability of Servicer, Collateral Agent and Others......................................  32

                                                             ARTICLE VI
                                                             THE POLICY

     Section 6.01    Claims under Policy...................................................................................  32
     Section 6.02    Preference Claims.....................................................................................  33
     Section 6.03    Surrender of Policy...................................................................................  34

                                                             ARTICLE VII
                                                       DEFAULT AND TERMINATION

     Section 7.01    Servicer Termination Event............................................................................  34
     Section 7.02    Consequences of a Servicer Termination Event..........................................................  36
     Section 7.03    Consequences of an Insurance Agreement Event of Default...............................................  36
     Section 7.04    Appointment of Successor..............................................................................  37
     Section 7.05    Waiver of Past Defaults...............................................................................  39
     Section 7.06    Additional Termination Requirements...................................................................  40

                                                         ARTICLE VIII
                                     TERMINATION OF BACKUP SERVICER AND SUCCESSOR SERVICER

     Section 8.01    Termination of Backup Servicer........................................................................  41
     Section 8.02    Termination of Successor Servicer.....................................................................  41

                                                             ARTICLE IX
                                                      MISCELLANEOUS PROVISIONS


     Section 9.01    Amendment.............................................................................................  41
     Section 9.02    Successors and Assigns................................................................................  42
     Section 9.03    No Partnership........................................................................................  42
     Section 9.04    Governing Law.........................................................................................  42
     Section 9.05    Notices...............................................................................................  42
     Section 9.06    Article and Section Headings; Severability of Provisions; Counterparts................................  44
     Section 9.07    Miscellaneous.........................................................................................  44
     Section 9.08    Costs; Expenses.......................................................................................  44
     Section 9.09    Third-Party Beneficiaries.............................................................................  44

     Section 9.10    Conflicting Directives of Lender and Insurer; Limitation on Rights of Insurer in Case of Insurer Default.  45
     Section 9.11    No Proceedings...........................................................................................  45
     Section 9.12    Acknowledgement of Dual Capacity.........................................................................  45

SCHEDULE 1     Prior Names, Trade Names, Fictitious
               Names and "Doing Business As" Names

EXHIBIT A      Allowable Delinquency Policy
EXHIBIT B      Charge-Off Policy
EXHIBIT C      Servicer's Certificate
EXHIBIT D      Form of Deficiency Notice
EXHIBIT E      Credit and Collection Policies and Procedures

     THIS SERVICING AGREEMENT (the "Agreement"), dated as of June 28, 2001, is entered into by and among THE FINANCE COMPANY ("TFC"), a Virginia corporation
                                                   ---
having an address at 5425 Robin Hood Rd., Suite 101-B, Norfolk, Virginia 23513, TFC WAREHOUSE CORPORATION I (the "Borrower"), a Delaware corporation having an
                                  --------
address at 5425 Robin Hood Road, Suite 101-B, Norfolk, Virginia 23513, Wells Fargo Bank Minnesota, National Association, a national banking association ("Wells Fargo" and, in its capacity as backup servicer, the "Backup Servicer"
  -----------                                                ---------------
and, in its capacity as collateral agent, the "Collateral Agent" and, in its
                                               ----------------
capacity as securities intermediary, the "Securities Intermediary") having an
                                          -----------------------
address at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, WELLS FARGO FINANCIAL AMERICA, INC., a Pennsylvania corporation (the "Successor
                                                                      ---------
Servicer") having an address at 59 Skyline Drive, Suite 1700, Lake Mary Florida
--------
32746, and WESTSIDE FUNDING CORPORATION, a Delaware corporation having as its address: c/o AMACAR Group, L.L.C., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211 (the "Lender").
                                       ------

                             PRELIMINARY STATEMENT

          WHEREAS, the Borrower will purchase from TFC from time to time certain Contracts pursuant to a Purchase Agreement and the related Assignments;

          WHEREAS, the Borrower shall be the owner of such Contracts;

          WHEREAS, the Lender has agreed to provide interim financing to the Borrower, secured by a pledge of such Contracts to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to the Warehouse and Security Agreement, dated as of June 28, 2001 (the "Loan
                                                                  ----
Agreement"), by and among the Lender, the Borrower, TFC and the Collateral
---------
Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

          WHEREAS, the Borrower and the Lender desire to have the Servicer service and administer such Contracts subject to the terms and conditions of this Agreement, and the Servicer desires to service and administer such Contracts;

          WHEREAS, the Borrower and the Lender desire to have Wells Fargo act as Backup Servicer for the Contracts pursuant to this Agreement and Wells Fargo desires to act as Backup Servicer; and

          WHEREAS, the Collateral Agent has agreed to hold certain original documents relating to each Contract pursuant to the Custodial Agreement and to perform certain other duties as set forth in this Agreement and the Loan Agreement.

          NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01   Defined Terms.  Whenever used in this Agreement, capitalized
                    -------------
terms used and not otherwise defined herein shall have the meanings set forth in Appendix A to the Warehouse and Security Agreement, dated as of June 28, 2001, among TFC Warehouse Corporation I, The Finance Company, Westside Funding Corporation and Wells Fargo Bank Minnesota, National Association.

                                  ARTICLE II

                            APPOINTMENT OF SERVICER

     Section 2.01   Appointment, Retention and Termination of Servicer.
                    --------------------------------------------------

          (a) The managing, servicing, administering and making collections on the Contracts shall be conducted by the Person so designated from time to time as Servicer in accordance with this Agreement. TFC is hereby designated, and TFC hereby covenants and agrees to act as, Servicer under this Agreement for an initial term, commencing on the Closing Date and ending on September 30, 2001, which term shall be extendible by the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer for successive quarterly terms ending on each successive December 31, March 31, June 30 and September 30, until the Total Outstanding Advances, all accrued and unpaid interest thereon and all other Secured Obligations have been paid in full; provided, however, that upon the occurrence of an Insurance Agreement Event of
--------  -------
Default or a Servicer Termination Event, such term shall only be extendible by the Lender and, as applicable, the Insurer for successive monthly terms ending on the last day of such successive calendar month. Each notice of any such extension (each, a "Servicer Extension Notice") shall be delivered by the Lender
                    -------------------------
to the Borrower, the Servicer, the Backup Servicer, the Successor Servicer and the Insurer; provided, however, that, so long as no Insurer Default shall have
             --------  -------
occurred and be continuing, the delivery of any Servicer Extension Notice shall require the consent of the Insurer; provided, further, that the Insurer shall be
                                    --------  -------
deemed to have consented to the delivery by the Lender of any Servicer Extension Notice unless the Insurer shall have informed the Lender in writing of its failure so to consent, no later than the second Business Day preceding the date on which term of the Servicer would expire in the absence of such delivery. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term described above and for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. The Borrower agrees that if as of the fifteenth day prior to the last day of any term of the Servicer the Borrower shall not have received any Servicer Extension Notice from the Lender and, as applicable, the Insurer, the Borrower will, within five days thereafter, give written notice of such non-receipt to the Insurer, the Lender, the Backup Servicer, the Servicer, the Successor Servicer or any other successor Servicer, and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

          (b)  Each of TFC, in the case of clause (i) below, and Borrower, in
                                           ----------
the case of clause (ii) below, hereby agree that upon the designation of a
            -----------
successor Servicer hereunder or the assumption by the Successor Servicer of the Servicer's duties and responsibilities in accordance with Section 8.01, (i) TFC
                                                          ------------
will terminate its activities as Servicer hereunder in accordance with Section
                                                                       -------
7.02 and, in any case, in a manner which the Insurer and the Lender reasonably
----
determine will facilitate the transition of the performance of such activities to such successor Servicer or the Successor Servicer, as the case may be, and TFC shall cooperate with and assist such successor Servicer or the Successor Servicer, as the case may be, and (ii) such successor Servicer or the Successor Servicer shall, without any further action by the Borrower or such successor Servicer or the Successor Servicer, be appointed as the Borrower's agent and attorney-in-fact for the purpose of exercising such power and authority as is or may from time to time be designated to the Servicer hereunder or under any other Loan Document.

          (c) TFC acknowledges that the other parties hereto have relied, subject to Section 2.01(a), on TFC's agreement to act as Servicer hereunder in
           ---------------
making their decision to execute and deliver this Agreement, the Loan Agreement, the Note and the other Loan Documents. Accordingly, TFC agrees that it will not resign as Servicer except as permitted pursuant to Section 5.04.
                                                   ------------

                                  ARTICLE III

                   ADMINISTRATION AND SERVICING OF CONTRACTS

     Section 3.01   Duties of Servicer.  The Servicer, for the benefit of the
                    ------------------
Borrower, the Insurer and the Lender, shall manage, service, administer and make collections on the Contracts, and perform the other actions required by the Servicer under this Agreement, the Loan Agreement and the other Loan Documents, in accordance with all applicable federal, state or local laws and regulations and with the degree of skill, care and diligence of prudent lenders in the industry for the servicing of comparable assets, but in no event with less skill, care and diligence than the Servicer exercises with respect to all comparable assets that it services for itself or others; provided, however, that
                                                         --------  -------
the Servicer shall not materially change its servicing standards and procedures without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer unless such changes are required by legal statutes as evidenced by an Opinion of Counsel (such standards and procedures, the "Servicing Standard"). The Servicer's duties
                               ------------------
shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on Contracts, investigating delinquencies, sending invoices to Obligors, as appropriate, reporting any required tax information to Obligors, monitoring the Contracts and the other Collateral as provided in this Agreement, the Loan Agreement and the other Loan Documents, preparing and delivering Contract Schedules and Contract Files in accordance with this Agreement, the Loan Agreement and the other Loan Documents, accounting for Collections and furnishing statements and reports to the Lender and the Insurer in accordance with this Agreement, the Loan Agreement and the other Loan Documents and performing the other duties specified herein and therein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Contracts provided for in the Dealer Agreements, the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Contracts, the Financed Vehicles or the Obligors (provided, however, that any
                                       --------  -------
successor Servicer, as successor to the Servicer, shall not be liable for any amounts owed to any Dealer under such Dealer Agreements or Dealer Assignments, including, but not limited to, participations and reserves). Except to the extent otherwise required pursuant to this Agreement, the Servicer shall follow the Required Standard of Care in performing its duties as Servicer. To the extent consistent with the Required Standard of Care and the following sentence, the Servicer shall have full power and authority, acting alone, to do any and all things in connection with management, servicing, administration and collection that it may deem necessary or desirable, including, without limitation, executing and delivering on behalf of itself and the Borrower, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or any Financed Vehicle securing such Contracts. The Servicer is authorized to release Liens on Financed Vehicles granted pursuant to the related Contract, (i) if the debt secured thereby has been fully paid, (ii) in order to collect insurance proceeds with respect thereto, and/or (iii) to liquidate such Financed Vehicles in accordance with the Required Standard of Care; provided,
                                                                    --------
however, that to the extent any such release relates to a settlement with an
-------
Obligor in which the Obligor is required to pay an amount less than the Principal Balance (together with any accrued interest) on the related Contract in exchange for such instrument, the Servicer shall execute and deliver such necessary instruments only to the extent such execution and delivery (i) is in the ordinary course of the Servicer's business, (ii) is not done on a wholesale basis and (iii) would, in the good faith business judgement of the Servicer, maximize the return to the Lender with respect to the related Contract. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower or the Lender, a legal proceeding to enforce a Contract pursuant to
Section 3.03 or to commence or participate in any other legal proceeding
------------
(including a bankruptcy proceeding) relating to or involving a Contract, an Obligor or a Financed Vehicle. If the Servicer shall commence or participate in any such legal proceeding in its own name, the Borrower or the Lender, as the case may be, shall thereupon be deemed to have automatically assigned, solely for the purpose of commencing or participating in any such proceeding as a party or claimant, such Contract to the Servicer and the Servicer is authorized and empowered by the Borrower or the Lender, as the case may be, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Contract on the ground that it shall not be a real party in interest or a holder entitled to enforce such Contract, the Borrower shall, at the Servicer's expense and direction, take steps to enforce such Contract, including bringing suit in the name of the Borrower or the Lender, as the case may be. The Borrower shall, or the Lender, as the case may be, upon the written request of the Servicer, furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     Section 3.02   Collection and Allocation of Contract Payments;
                    -----------------------------------------------
Modifications of Contracts.
--------------------------

          (a) The Servicer (including any successor to the Servicer) shall manage, service, administer and make collections on the Contracts, and perform the other obligations of the Servicer under this Agreement, the Loan Agreement and the other Loan Documents in accordance with the terms hereof and thereof, and agrees that it shall carry out its duties and obligations hereunder and under the other Loan Documents in accordance with the following standards of care (the "Required Standard of Care"): (i) in the event
                                  -------------------------
that the Servicer is TFC, the Servicer's written credit and collection policies and procedures as in effect on the date hereof, a copy of which is annexed hereto as Exhibit E, and as may be amended from time to time in accordance with the Loan Documents (with the prior consent of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer), in accordance with the Servicing Standard; (ii) in the event that the successor to the Servicer is the Successor Servicer, the Successor Servicer's standard and customary procedures for its owned and third-party serviced motor vehicle retail installment sale contracts and its written credit and collection policies and procedures as in effect on the date hereof, and (iii) in the event that the successor to the Servicer is not the Successor Servicer, the higher of the customary and usual procedures of financial institutions which service comparable motor vehicle retail installment sale contracts and such servicer's standard and customary procedures for the servicing of comparable motor vehicle retail installment sale contracts. In addition, the Servicer will cooperate with any successor to the Servicer upon any assumption by such successor to the Servicer (including, without limitation, the Successor Servicer) of the servicing of Contracts under this Agreement, in order to enable such successor to the Servicer to carry out the duties and obligations of the Servicer hereunder, under the Loan Agreement and under the other Loan Documents, and will take all such other actions as may be reasonably requested by such successor to the Servicer from time to time as may be necessary or reasonably desirable to effect such transfer of servicing duties and obligations. Subject to Section
                                                                     -------
3.16, the Servicer is authorized in its discretion to waive any prepayment
----
charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Contract. The Servicer shall allocate Collections relating to principal and interest in accordance with the terms of the related Contracts.

          (b) The Servicer may grant payment extensions on, or other modifications or amendments to, a Contract only in accordance with the terms set forth in this Section 3.02(b). The Servicer may at any time agree to (i) a modification or amendment of a Contract in order to change the Obligor's regular due date to a date within 30 days in which such due date occurs, (ii) a modification or amendment of a Contract in order to re-amortize the Scheduled Contract Payments on the Contract in accordance with the Allowable Delinquency Policy or the Deferment Policy; or (iii) change the delinquency classification of any Contract in accordance with the Allowable Delinquency Policy; provided,
                                                                     --------
however, that no such change shall extend the maturity date of any Contract for
-------
more than two calendar months in any 12 month period; and, provided, further,
                                                           --------  -------
that the Servicer shall not grant with respect to any Contract, extensions and/or deferrals (pursuant to the Allowable Delinquency Policy, a copy of which is attached as Exhibit A to this Agreement, or the Deferment Policy) which total more than four calendar months in the aggregate, for such Contract. Notwithstanding anything in the foregoing to the contrary, the Servicer shall not agree to any extension, amendment or deferral with respect to any Contract in respect of which payments are scheduled to be made on other than a monthly basis.

          (c) The Servicer shall use its best efforts to direct Obligors to send payments in respect of the Contracts, (x) by direct debit of the Obligor's bank account to the Collection Account or (y) by check, to be made directly to one or more Post Office Boxes; provided, however, that if any successor Servicer shall assume all of the rights and obligations of the outgoing Servicer, it may also direct Obligors to make payments in respect of the Contracts to local branch offices of any successor Servicer or a bank account owned by or otherwise controlled by the Lender. Prior to the making of an Access Denial Election (as defined in the Standby Processing Agreement), TFC, acting as the bailee of the Lender, the Collateral Agent and the Insurer, shall have access to the mail, checks and other items directed to the Post Office Boxes and shall process such items in accordance with the requirements of this Agreement, the Loan Agreement and the other Loan Documents. Immediately upon the effectiveness of an Access Denial Election, TFC's right of access to the Post-Office Boxes and their contents shall terminate and, instead, the P.O. Box Owner, acting as the bailee of the Lender, the Collateral Agent, the Hedge Counterparty and the Insurer, shall thereafter have unrestricted and exclusive access to the mail, checks and other items directed to the Post Office Boxes and shall process such items in accordance with the requirements of the Standby Processing Agreement.

          (d) Prior to the Funding Date for any Advance, the Servicer will issue coupon books or monthly statements to the Obligors (other than Obligors under Contracts with respect to which automatic allotment is then in effect) under the Contracts to be funded on such Funding Date which provide for such Obligors to forward their remittances to (i) one of the Post Office Boxes or
(ii) to such other address as the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer shall direct, in each of cases (i) and (ii), in accordance with the applicable requirements of the Loan Documents, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to forward remittances to the Post Office Boxes, except as permitted under Section 3.02(c).
                                                 ---------------

          (e) Notwithstanding the Standby Processing Agreement, or any of the provisions of this Agreement relating to the Standby Processing Agreement, the Servicer shall remain obligated and liable to the Borrower, the Collateral Agent, the Lender, the Hedge Counterparty and the Insurer for servicing and administering the Contracts and the other Collateral in accordance with the provisions of this Agreement, the Loan Agreement and the other Loan Documents without diminution of such obligation or liability by virtue thereof.

          (f) In the event of a termination of the Servicer pursuant to Article VII hereof, the Successor Servicer or any other successor to the Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Standby Processing Agreement subject to the terms hereof. In such event, the Successor Servicer or any other successor to the Servicer shall, except as provided herein, be deemed to have assumed all of the outgoing Servicer's interest in the Standby Processing Agreement and to have replaced the outgoing Servicer as a party to the Standby Processing Agreement to the same extent as if the Standby Processing Agreement had been assigned to the Successor Servicer or such other successor to the Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Standby Processing Agreement. The outgoing Servicer shall, upon request of the Lender or, so long as no Insurer Default shall have occurred and be continuing, the Insurer, but at the expense of the outgoing Servicer, deliver to the Successor Servicer or such other successor to the Servicer all documents and records relating to each such Standby Processing Agreement and otherwise use its best efforts to effect the orderly and efficient transfer of the Standby Processing Agreement to the Successor Servicer or such other successor to the Servicer.

     Section 3.03   Realization upon Contracts.
                    --------------------------

          (a) Consistent with the Required Standard of Care, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Contract with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Contract but in no event later than the date on which a Contract has become a Liquidated Contract (other than in the case of Financed Vehicles where neither the Financed Vehicle nor the Obligor can be physically located by the Servicer using procedures consistent with the Required Standard of Care) and other than in the case of an Obligor who is subject to a bankruptcy proceeding); provided, however, that the Servicer may elect not to repossess a Financed Vehicle within such time period if in accordance with the Required Standard of Care it determines that the net proceeds ultimately recoverable with respect to such Contract would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the Required Standard of Care which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions, including entering into settlements with Obligors, by the Servicer in order to realize upon such a Contract. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its good faith business judgment that such repair and/or repossession shall increase the proceeds of liquidation of the related Contract by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than one (1) Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle. The Servicer shall recover such reasonable expenses based on the information contained in the Servicer's Certificate delivered on the related Determination Date. The Servicer shall pay on behalf of the Borrower any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Contract.

          (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Borrower and the Lender to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or the Dealer Assignment, the Borrower or the Lender, as the case may be, in each case at the Borrower's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Borrower, the Lender and/or the Borrower for the benefit of the Lender. All amounts recovered shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than one (1) Business Day after receipt thereof.

          (c) The Servicer agrees that prior to delivering any repossessed Finance Vehicle for sale to any dealer, it shall make such filings and effect such notices as are necessary under the UCC to preserve the Borrower's or the Collateral Agent's ownership interest (or security interest, as the case may be) in such repossessed Financed Vehicle delivered for sale to dealers.

          (d) In the event that any Contract becomes a Liquidated Contract during any Collection Period, on (and after) the Determination Date related to such Collection Period, the Principal Balance of such Contract shall be deemed to be zero for the purpose of determining the outstanding Aggregate Principal Balance of the Contracts. For clarity, such deemed reduction in the Aggregate Principal Balance of the Contracts shall not constitute a release by the Collateral Agent of its right, title and interest to such Liquidated Contract.

     Section 3.04   Maintenance of Security Interests.
                    ---------------------------------

          (a) The Servicer shall take such steps as are necessary to maintain perfection of the first priority security interest created by the Loan Agreement and the other Loan Documents. At any time and from time to time, the Servicer shall, or shall cause the Borrower to, promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further actions as are necessary (or as are reasonably requested by the Lender or, so long as no Insurer Default shall have occurred and be continuing, the Insurer) for the purpose of obtaining or preserving the full benefits of the Lender, the Hedge Counterparty and the Insurer under the Loan Agreement and the other Loan Documents and of their respective rights and powers therein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the Liens created by the Loan Agreement and the other Loan Documents or the taking of any other action necessary to preserve the status of the Collateral Agent's Liens on the Collateral as first priority perfected Liens. A photographic or other reproduction of the Loan Agreement and/or any other Loan Document, as applicable, shall be sufficient as a financing statement for filing in any jurisdiction. The Borrower also hereby authorizes the Collateral Agent to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law.

          (b) Consistent with the Required Standard of Care, this Agreement, the Loan Agreement and the other Loan Documents, the Servicer shall take such steps on behalf of the Borrower and the Lender as are necessary to maintain perfection of the first priority security interest created by each Contract in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest under the respective Contracts. The Borrower hereby authorizes the Servicer, and the Servicer agrees, consistent with the Required Standard of Care, to take any and all steps necessary (i) to re-perfect such security interest in the name of Borrower as necessary because of the relocation of a Financed Vehicle or for any other reason or, (ii) if the security interest granted pursuant to a Contract are insufficient without a notation on the related Financed Vehicle's certificate of title or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Borrower or the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer. The Servicer hereby agrees that Servicer's designation as the secured party on the certificate of title is in its capacity as agent of the Borrower and the Collateral Agent (for the benefit of the Lender, the Hedge Counterparty and the Insurer), solely for purposes of providing perfection of the security interest therein.

          (c) Upon the occurrence of an Insurance Agreement Event of Default or a Servicer Termination Event, the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer may instruct the Collateral Agent and the Servicer to take or cause to be taken such action as may, in the opinion of the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Contracts in the name of the Collateral Agent by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer be necessary or prudent. TFC hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default or a Servicer Termination Event, the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer may instruct the Servicer to take or cause to be taken such action as may, in the opinion of the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Contracts in the name of the Collateral Agent, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer be necessary or prudent; provided, however, that if the Insurer or the Lender, as applicable, requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default or a Servicer Termination Event, the out-of-pocket expenses of the Servicer in connection with such action shall be reimbursed to the Servicer, by the Insurer or the Lender, as applicable. TFC and the Borrower each hereby appoints the Collateral Agent as its attorney-in-fact, to take any and all steps required to be performed by TFC or the Borrower, as applicable, pursuant to this Section 3.04(c), including
                                                 ---------------
execution of certificates of title or any other documents in the name and stead of TFC or the Borrower, as applicable, and the Collateral Agent hereby accepts such appointment.

     Section 3.05   Servicing Fee; Servicing Expenses.
                    ---------------------------------

          (a) On each Payment Date, the Servicer shall be entitled to receive the Servicing Fee together with reimbursable amounts for the related Collection Period pursuant to Section 3.05(b) pursuant to Section 3.03(b) of the Loan
                   ---------------             ---------------
Agreement. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Lender or the Insurer and all other fees and expenses of the Borrower not payable or reimbursable pursuant to Section
                                                                 -------
3.05(b), except taxes levied or assessed against the Borrower, and claims
-------
against the Borrower in respect of indemnification, which taxes and claims in respect of indemnification against the Borrower are expressly stated to be for the account of TFC).

          (b) To the extent that other reimbursable expenses are not recovered pursuant to Section 3.05(a), the Servicer will be entitled to be reimbursed from
            ---------------
amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 3.03(b) of
                                                             ---------------
the Loan Agreement upon certification by the Servicer of such amounts and the provision of such information to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer as may be necessary in the opinion of the Lender and/or the Insurer to verify the accuracy of such certification. In the event that the Lender and/or the Insurer, as applicable, has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Lender and/or the Insurer, as applicable, shall give the Collateral Agent notice to such effect, following receipt of which the Collateral Agent shall not make a payment to the Servicer in respect of such amount pursuant to Section 3.03(b) of the Loan Agreement, or
                                      ---------------
if the Servicer prior thereto has been reimbursed pursuant to Section 3.03(b) of
                                                              ---------------
the Loan Agreement, the Collateral Agent shall withhold such amounts from amounts otherwise payable to the Servicer on the next succeeding Payment Date.

     Section 3.06   Annual Statement as to Compliance; Notice of Servicer
                    -----------------------------------------------------
Termination Event.
-----------------

          (a) The Servicer shall deliver to the Lender, the Successor Servicer, the Backup Servicer and the Insurer, on or before (i) the earlier to occur of
(A) the tenth day prior to the date on which the first Securitization occurs after the Effective Date, and (B) December 31, 2001 (the "Initial Statement
                                                          -----------------
Date"), and (ii) on or before December 31 of each year after 2001 (each such
----
date, a "Statement Date"), an Officer's Certificate of a Responsible Officer of
         --------------
the Servicer, dated as of the date of delivery thereof, stating that (x) a review of the activities of the Servicer during the 12-month period ending on such Statement Date (or, in the case of the first such certificate, from the Effective Date to the Initial Settlement Date) and of its performance under this Agreement, the Loan Agreement and the other Loan Documents has been made under such officer's supervision, and (y) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement, the Loan Agreement and the other Loan Documents throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

          (b) The Servicer, shall deliver to the Lender, the Successor Servicer, the Backup Servicer, the Collateral Agent, and the Insurer, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice (in a certificate of a Responsible Officer of the Servicer) of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event. The Borrower or the Servicer shall deliver to the Lender, the Successor Servicer, the Backup Servicer, the Collateral Agent, the Insurer, the Servicer or the Borrower (as applicable) promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice (in a certificate of a Responsible Officer of the Borrower or the Servicer, as applicable) of any event which with the giving of notice or lapse of time, or both, would become a Funding Termination Event or a Trigger Event.

          (c) The Successor Servicer shall deliver or cause to be delivered to the Lender and the Insurer on or before April 30 (or 120 days after the end of the Successor Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 2002, copies of any amendments, modifications, revisions or supplements to its operations manual entitled "Wells Fargo Financial Consumer
                                                  ------------------------------
Auto Receivables Loan Servicing Operations Summary".  Upon the occurrence and
--------------------------------------------------
continuation of a Trigger Event or a Funding Termination Event while TFC is acting as Servicer or a Servicer Termination Event, if so requested by the Lender or the Insurer, the Successor Servicer shall deliver or cause be delivered any amendments, modifications, revisions or supplements to such operations manual, to the Lender and the Insurer at such times as deemed necessary by the Lender or the Insurer in the exercise their discretion, which delivery shall take place within 10 Business Days after the Lender's or the Insurer's, as applicable, request therefor.

     Section 3.07   Annual Independent Certified Public Accountants' Report;
                    --------------------------------------------------------
Required Audit Reports.
----------------------

          (a) The Servicer shall cause a nationally recognized firm of independent certified public accountants acceptable to the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer ("Independent Accountants"), which may also render other services to the Servicer, to deliver to the Borrower, the Lender, the Insurer, the Collateral Agent, the Hedge Counterparty and the Backup Servicer on or before the Statement Date of each year a report, addressed to the Servicer, the Backup Servicer, the Lender, the Insurer, the Collateral Agent and the Borrower, summarizing the results of certain procedures with respect to certain documents and records relating to the servicing of the Contracts during the preceding calendar year (or, in the case of the first such report, during the period from the Effective Date to the Initial Statement Date). The procedures to be performed and reported upon by the Independent Accountants shall be such procedures as shall reasonably be required by the Lender and the Insurer (provided no Insurer Default has occurred and is continuing) consistent with industry practice. Such report will also indicate that the firm of Independent Accountants is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. In the event such accounting firm requires the Collateral Agent to agree to the procedures to be reported on by such accounting firm in any report delivered pursuant to this Section 3.07(a),
                                                              ---------------
the Servicer shall direct the Collateral Agent in writing to so agree. It is understood and agreed that the Collateral Agent will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and that the Collateral Agent will not make any independent inquiry or investigation as to, and shall have no obligation or liability with respect to, the sufficiency, validity or correctness of such procedures.

          (b) The Servicer shall cause Independent Accountants to deliver to the Lender, the Borrower, the Insurer, the Collateral Agent, the Hedge Counterparty and the Backup Servicer on or before 30 days after the calendar quarters ending March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2001, a report, summarizing the results of certain procedures with respect to a post-funding review of the Servicer's compliance with its stated underwriting policies and verification of certain characteristics of the Contracts as of each Funding Date that occurred during such calendar quarter; provided, however, that such reports may be delivered
                       --------  -------
with such lesser frequency as the Lender and (so long as no Insurer Default shall have occurred and be continuing) the Insurer, may, in their respective discretion, consent to. The procedures to be performed and reported upon by the Independent Accountants shall be such procedures as shall reasonably be required by the Lender and, so long as no Insurer Default has occurred and is continuing, the Insurer consistent with industry practice. Such report will also indicate that the firm of Independent Accountants is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. All fees related to such reports and procedures are payable by TFC.

          (c) As soon as practical, but not later than 30 days after the due date for the second monthly Servicer's Certificate, the Servicer shall cause Independent Accountants to deliver to the Borrower, the Lender, the Insurer, the Collateral Agent, the Hedge Counterparty and the Backup Servicer a report summarizing the results of certain procedures with respect to the accuracy of the first and second monthly Servicer's Certificates in relation to the Servicer's records and files and the degree of the Servicer's compliance with deadlines for cash remittances to the Collection Account. If such review indicates a high degree of accuracy in the monthly Servicer's Certificates and a high degree as determined by each of the Lender and the Insurer in its respective discretion of compliance with remittance requirements, such firm will perform the same procedures on a quarterly basis. If the review of the monthly Servicer's Certificates for the first and second Collection Periods indicate a low degree of accuracy in the reporting or adherence to remittance requirements, such procedures will continue at a frequency rate determined by the Lender and the Insurer, until such time as a high degree of accuracy as determined by each of the Lender and, so long as no Insurer Default has occurred and is continuing, the Insurer in its respective discretion has been obtained. All fees related to such reports and procedures are payable by TFC. The procedures to be performed and reported upon by the Independent Accountants shall be such procedures as shall reasonably be required by the Lender and the Insurer (provided no Insurer Default has occurred and is continuing) consistent with industry practice. Such report will also indicate that the firm of Independent Accountants is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 3.08   Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
Contracts.  The Servicer shall provide to representatives of the Borrower, the
---------
Backup Servicer, the Collateral Agent, the Lender and the Insurer, reasonable access to the documentation (including any computer tapes or files) regarding the Contracts. The Servicer shall provide to federal, state and local regulatory agencies, and their respective examiners, access to the documentation (including any computer tapes or files) regarding the Contracts required by applicable regulations of such agencies. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Servicer designated by it. Nothing in this
Section 3.08 shall derogate from the obligation of the Servicer to observe any
------------
applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 3.08
                                                                  ------------
as a result of such obligation shall not constitute a breach of this Section.

     Section 3.09   Servicer Expenses. The Servicer shall be required to pay all
                    -----------------
expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Lender and the Insurer, and shall be reimbursed for such expenses solely to the extent expressly provided herein.

     Section 3.10   Appointment of Subservicer.  The Servicer may at any time
                    --------------------------
appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that (i) the Lender and the Insurer (provided no Insurer Default has occurred and is continuing) shall have approved such appointment in writing; (ii) the Servicer shall remain obligated and be liable to the Borrower and the Lender for the servicing and administering of the Contracts in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Contracts; and (iii) the agreement with the subservicer provides that it may be terminated by any successor Servicer (including the Successor Servicer) if the Servicer that had entered into such subservicing agreement is terminated as Servicer hereunder. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Borrower, the Lender nor the Insurer shall have any responsibility therefor.

     Section 3.11   Delegation of Duties.  The Servicer may at any time perform
                    --------------------
through sub-contractors the specific duties of (i) repossession of Financed Vehicles, and (ii) pursuing the collection of deficiency balances on defaulted Contracts, in each case without the consent of the Borrower, the Lender or the Insurer. The Servicer may also perform other specific duties through such sub-contractors in accordance with its customary servicing policies and procedures as in effect on the date hereof, without the prior consent of the Borrower, the Lender or the Insurer; provided, however, that such prior consent of the
                       --------  -------
Borrower, the Lender and (so long as no Insurer Default shall have occurred and be continuing) the Insurer shall be required if such customary servicing policies and procedures shall be altered after the date hereof. No such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Any sub-contractor engaged by the Servicer pursuant to this Section 3.11 shall (i) have all
                                         ------------
licenses and permits necessary to perform such specific duties, (ii) be a Person experienced in the performance of such specific duties, and (iii) not have been subject to any litigation, civil or criminal penalty, or other similar action, except to the extent reasonable and ordinary for a Person engaging in activities similar to such specific duties.

     Section 3.12   Insurance.
                    ---------

          (a) The Servicer shall require, in accordance with the Required Standard of Care, that each Financed Vehicle be initially insured by the related Obligor under the Insurance Policies referred to in Paragraph 22 of Schedule B to the Purchase Agreement. Each Contract requires the Obligor to initially obtain such physical loss and damage insurance, naming TFC and its successors and assigns as additional insureds. If the Servicer shall determine that an Obligor has failed to obtain or maintain either a physical loss and damage Insurance Policy or the combination of TFC's Total Loss Protection and GAP coverage covering the related Financed Vehicle which satisfies the conditions set forth in such Paragraph 22 (including during the repossession of such Financed Vehicle) the Servicer, in accordance with the Required Standard of Care, shall enforce the rights of the holder of the Contract under the Contract and require the Obligor to obtain such total loss coverage insurance in accordance with such standards of care.

          (b) The Servicer may sue to enforce or collect upon the Insurance Policies in its own name or as agent of the Borrower and the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Collateral Agent and the Borrower under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Collateral Agent and/or the Borrower, as applicable, at the Servicer's expense, shall take such steps as the Servicer deems reasonably necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Collateral Agent or the Borrower. Any amounts collected by the Servicer under an Insurance Policy shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than one
(1) Business Day after receipt thereof; provided, however, that such amounts so
                                        --------  -------
to be remitted shall exclude amounts applied to the repair of a related Financed Vehicle that has been repossessed, in connection with the sale of such Financed Vehicle pursuant to Section 3.03, if, in the good faith business judgment of the
                    ------------
Servicer, application of those amounts to such repair shall increase the proceeds of liquidation of the related Contract by sum greater than those amounts so applied. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating the outstanding balance of any Contract under the Loan Agreement or any other Loan Document, be added to the unpaid Principal Balance of the related Contract, notwithstanding that the terms of such Contract so permit.

     Section 3.13   Enforcement of Prohibition on Transfer of Vehicle.  The
                    -------------------------------------------------
Servicer will, to the extent it has knowledge of any sale or Lien, or prospective sale or Lien, by any Obligor of the related Financed Vehicle (whether by sale or by contract of sale, and whether or not the Obligor remains or is to remain liable under the Contract), exercise or cause to be exercised its rights to accelerate the maturity of such Contract under the terms thereof.

     Section 3.14   Title, Conservation and Disposition of Financed Vehicle.  In
                    -------------------------------------------------------
the event that any Financed Vehicle is repossessed by the Servicer, the Servicer shall conserve and protect each such Financed Vehicle for the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, solely for the purpose of its prompt disposition and sale. The disposition of any such Financed Vehicle shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall determine in accordance with the Required Standard of Care and with a view to maximizing the net present value recovery from such disposition. The Servicer shall deposit the proceeds of any such disposition into the Collection Account not later than one (1) Business Day after receipt thereof for distribution as Collections on the next succeeding Payment Date in accordance with the Loan Agreement, including any such net proceeds which are in excess of the applicable unpaid Principal Balance.

     Section 3.15   Fidelity Bond.  The Servicer or such successor servicer that
                    -------------
is performing the servicing duties of the Servicer (unless the successor servicer is the Successor Servicer), has obtained, and shall continue to maintain in full force and effect, a fidelity bond of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

     Section 3.16   Application of Collections.    All Collections for the
                    --------------------------
Collection Period shall be applied by the Servicer as follows:

          (a) with respect to each Simple Interest Contract (other than a Purchased Contract), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Simple Interest Method and (b) with respect to each Rule of 78s Contract and each Actuarial Contract, (in each case other than a Purchased Contract), payments by or on behalf of the Obligor shall be applied to interest and principal in accordance with the Actuarial Method.

     Section 3.17   Servicer's Certificate.   No later than 12:00 p.m., New York
                    ----------------------
City time, on each Determination Date, the Servicer shall deliver, or cause to be delivered, to the Lender, the Insurer, the Borrower, the Collateral Agent, the Successor Servicer and the Backup Servicer, in a computer-readable format acceptable to each such Person, a Servicer's Certificate executed by a Responsible Officer or agent of the Servicer containing among other things, (i) all information necessary to enable the Collateral Agent to make any withdrawal and deposit required by Section 4.02, to give any notice required by Section
                        ------------                                 -------
4.02 and to make the allocations to required to be made on the next Payment Date
----
pursuant to Section 3.03(b) of the Loan Agreement, (ii) all information to be
            ---------------
provided to Lender, the Borrower and the Insurer specified by Exhibit C and
(iii) a listing of all Contracts repurchased by the Servicer or by the Seller on the related Deposit Date and each Contract which became a Liquidated Contracts or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Contracts Schedule). In addition to the information set forth in the preceding sentence, the Servicer's Certificate shall also contain the following information: (a) the Deferral Rate, the Delinquency Ratio and the Net Realized Loss Rate for each Monthly Static Pool for such Determination Date; (b) whether to the knowledge of the Servicer any Trigger Event or Funding Termination Event has occurred as of such Determination Date; (c) whether to the knowledge of the Servicer a Servicer Termination Event has occurred; and (d) such other information reasonably requested by the Insurer or the Lender. The Servicer shall deliver to the Lender, the Insurer, the Borrower, the Collateral Agent, the Successor Servicer and the Backup Servicer a hard copy of any such Servicer's Certificate upon request of such Person.

     Section 3.18   Purchase of Receivables Upon Breach of Covenant.   Upon
                    -----------------------------------------------
discovery by any of the Servicer, the Successor Servicer, the Borrower or an Authorized Officer of the Collateral Agent or the Backup Servicer of a breach of any of the covenants set forth in Sections 3.04(a) or (b) or 5.02, the party
                                  ----------------    ---    ----
discovering such breach shall give prompt written notice to the others, the Lender and the Insurer; provided, however, that the failure to give any such
                        --------  -------
notice shall not affect any obligation of the Servicer under this Section 3.18. As of the last day of the month following the month of its discovery or receipt of notice of any breach of any covenant set forth in Sections 3.04(a) or (b) or
                                                     ----------------    ---
5.02 which materially and adversely affects the interests of the Lender or the
----
Insurer in any Contract (including any Liquidated Contract) or the related Financed Vehicle, the Servicer shall, unless such breach and the resulting Material Adverse Effect shall have been cured in all material respects, purchase from the Borrower the Contract affected by such breach for the Release Price of such Contract. On the date of such purchase, in satisfaction of the payment to the Borrower of such Release Price, the Servicer shall, on behalf of the Borrower, deposit such Release Price into the Collection Account in accordance with Section 2.07(c) of the Loan Agreement and Section 4.02(a) hereof. In
     ---------------                           ---------------
consideration of and
simultaneously with the purchase of the Contract, the Borrower and the Collateral Agent shall perform such acts and execute such assignments, termination statements and other documents as may reasonably be requested by the Servicer in order to effect such purchase, it being understood that the preparation of any such documents and the payment of any costs associated therewith (including any required filing fees) shall be undertaken by the Servicer. The Collateral Agent shall notify the Lender and the Insurer promptly, in writing, of any failure by the Servicer to so repurchase any Contract to the extent the Collateral Agent has actual knowledge of such failure. It is understood and agreed that the obligation of the Servicer to purchase any Contract (including any Liquidated Contract) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Insurer, the Lender or the Collateral Agent under this Agreement; provided,
                                                                  --------
however, that the Servicer shall indemnify the Lender, the Insurer, the Hedge
-------
Counterparty, the Collateral Agent, and the Backup Servicer (and their respective directors, officers, employees and agents) against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     Section 3.19   Monthly Duties of Backup Servicer and Successor Servicer.
                    --------------------------------------------------------

          (a) On or before the Determination Date for each month, and on any other date at the direction of the Lender and (so long as no Insurer Default shall have occurred and be continuing) the Insurer, the Servicer shall deliver or cause to be delivered to the Backup Servicer, the Successor Servicer and upon its written request therefor, the Lender and the Insurer, electronic media acceptable to each of the Backup Servicer, the Successor Servicer, the Insurer and the Lender, as applicable, containing the information set forth in Exhibit C hereto with respect to the Contracts as of the related Accounting Date for each such Contract, together with all other information necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in
Section 3.16 (any such delivery, a "Section 3.19(a) Delivery").  The Backup
------------                        ------------------------
Servicer shall use such electronic media to review each Servicer's Certificate delivered pursuant to Section 3.17 of this Agreement and shall:
                      ------------

               (i) confirm that such Servicer's Certificate is complete on its face;

               (ii) load the electronic media, and confirm that such electronic media is in a readable form;

               (iii) confirm based on the recalculation of the numbers set forth in the Servicer's Certificate, comparison to the data provided on the electronic media, that the Aggregate Principal Balance of Eligible Contracts, the Available Funds, the Servicing Fee, the fees payable pursuant to clause second of Section 3.03(b) of the Loan Agreement hereof,
                                  ---------------
     the Monthly Interest Payment Amount, the Monthly Principal Payment Amount, the Interest Carryover Shortfall, the Additional Principal Payment Amount and the other required payments under the Loan Agreement are accurate;

               (iv)   confirm the Deficiency Claim Amount, if any; and

               (v) confirm based on the recalculation of the numbers set forth in the Servicer's Certificate and comparison to the data provided on the electronic media that the Deferral Rate, Delinquency Ratio, Net Realized Loss Rate and Delinquent Contracts are accurate.

          (b) On or before 12:00 p.m., New York City time, on the Business Day preceding each Payment Date, the Backup Servicer shall deliver or cause to be delivered to the Insurer, the Lender, the Servicer, the Successor Servicer and the Collateral Agent a certificate, in form and substance satisfactory to the Insurer and the Lender, signed by an Authorized Officer, stating that (i) the Backup Servicer has loaded the electronic media as described in Section
                                                                -------
3.19(a)(ii) on its hardware, (ii) a review of the Servicer's Certificate for the
-----------
related Determination Date has been made under such Authorized Officer's supervision, and (iii) to such Authorized Officer's knowledge, (x) the electronic media is in readable form; (y) the data on the electronic media tie to the related Servicer's Certificate resulting in no discrepancies between them; and (z) the Servicer's Certificate does not contain any errors. If the preceding statements cannot be made in the affirmative, the applicable Authorized Officer shall state the nature of any and all anomalies, discrepancies and errors, and indicate all actions it is currently taking with the Servicer to reconcile and/or correct the same.

          (c) In the event that the Backup Servicer reports any anomalies, discrepancies and errors such as those described in Section 3.19(b) above, the
                                                    ---------------
Backup Servicer shall request that the Servicer reconcile such discrepancies and correct such errors prior to 12 p.m., New York City time, on the Business Day preceding the related Payment Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and payments with respect to the related Payment Date. If the Backup Servicer and the Servicer are able to reconcile all discrepancies and correct all errors with respect to the Servicer's Certificate prior to 5:00 p.m., New York City time, on the Business Day preceding the related Payment Date, the Servicer's Certificate shall be immediately restated by the Servicer and delivered to each of the Backup Servicer, the Collateral Agent, the Lender and the Insurer by the close of business of the Servicer on such day, which restated certificate shall be deemed to be the Servicer's Certificate for the Determination Date and the related Payment Date.

          (d) If the Backup Servicer and the Servicer are unable to reconcile all discrepancies and correct all errors, with respect to a Servicer Certificate by 5:00 p.m., New York City time, on the Business Day preceding the related Payment Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fifth Business Day, but in no event later than the eighth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

          (e) Upon the occurrence and continuation of a Trigger Event or a Funding Termination Event while TFC is acting as Servicer or upon a Servicer Termination Event while TFC is acting as Servicer, if so requested by the Insurer, the Backup Servicer shall cause the Independent Accountants, at TFC's expense, to perform certain agreed upon procedures with regard to the electronic media most recently delivered to the Backup Servicer and the related Servicer's Certificate to provide third party confirmation of items specified similar to those specified in Sections 3.19(a) and (b) above, as deemed necessary by the
                   ----------------     ---
Insurer or the Lender in
the exercise of their sole discretion. The Backup Servicer, at TFC's expense, shall cause such agreed upon procedures to be applied to electronic media delivered under this Section 3.19 in the future, if so requested by the Insurer
                     ------------
or the Lender from time to time, provided, however, that the Insurer or the
                                 --------  -------
Lender shall not demand such additional third party confirmations if and to the extent that no fewer than three such additional third party confirmations are deemed by the Insurer or the Lender, in the exercise of their sole discretion, to indicate a high degree of accuracy with respect to the related Servicer's Certificate; and the agreed upon procedures specified in this subsection (e) may be applied in the future, if so requested by the Insurer or the Lender, upon the occurrence and confirmation of a subsequent Trigger Event, subsequent Insurance Agreement Event of Default, subsequent Funding Termination Event or subsequent Servicer Termination Event while TFC is acting as Servicer.

          (f) Upon the occurrence of a Funding Termination Event or Servicer Termination Event, if so requested by the Insurer, the Lender or the Backup Servicer, the Successor Servicer from amounts available under clause second of
                                                                     ------
Section 3.03(b) of the Loan Agreement and with the full cooperation of the
--------------
Servicer, shall perform a test conversion of the Servicer's servicing system for the Contracts on a sample of Contracts as described in Section 7.03(a) hereof.
                                                       ---------------

          (g) Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including without limitation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer (except to the extent such Person had been acting as Servicer). The Backup Servicer shall have no duties or obligations hereunder other than those expressly set forth in this Agreement and the other Loan Documents to which the Backup Servicer is a party, and no implied duties or obligations shall be read into this Agreement against the Backup Servicer. Except for reports, information or other documents provided to the Backup Servicer pursuant to the specific provisions in this Agreement, any reports, information or other documents provided to the Backup Servicer or the Collateral Agent are for informational purposes only and such parties' receipt of any such information shall not constitute constructive notice of any information contained therein or determinable from any information contained therein, including the Borrower's or the Servicer's compliance with any of its covenants, representations or warranties hereunder.

          (h) Any fees payable to the Backup Servicer shall be paid out of Collections as part of the Administration Fee pursuant to the terms of Section
                                                                       -------
3.03(b) of the Loan Agreement.  Any applicable transition fees payable to the
-------
Successor Servicer if the Successor Servicer becomes the Servicer (in an amount not to exceed $70,000) shall be paid out of Collections pursuant to the terms of
Section 3.03(b) of the Loan Agreement.
---------------

                                  ARTICLE IV

                               ACCOUNTS; REPORTS

     Section 4.01   Establishment of Collection Account and Reserve Account.
                    -------------------------------------------------------

          (a) The Servicer, for the benefit of the Lender, the Hedge Counterparty and the Insurer, shall establish and maintain in the name of the Collateral Agent an Eligible Account (the "Collection Account"), bearing a
                                           ------------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Lender, the Hedge Counterparty and the Insurer. The Collection Account shall initially be established with the Collateral Agent.

          (b) The Borrower, for the benefit of the Lender, the Hedge Counterparty and the Insurer, shall establish and maintain in the name of the Collateral Agent an Eligible Account (the "Reserve Account"), bearing a
                                           ---------------
designation clearly indicating that the funds deposited therein are held for the benefit of the Lender, the Hedge Counterparty and the Insurer. The Reserve Account shall initially be established with the Collateral Agent.

          (c) Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Permitted Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise), provided that no Servicer Termination Event shall have occurred and be continuing. In the absence of any contrary instruction, the investments that shall be deemed to have been selected shall be the investments specified in clause (iv) of the definition of "Permitted Investments" set forth in the Loan Agreement. Other than as permitted by the Lender and the Insurer, funds on deposit in the Collection Account or the Reserve Account shall be invested in Permitted Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. All Permitted Investments will be held to maturity.

          (d) All Investment Earnings of monies deposited in the Collection Account shall be deposited by the Collateral Agent in the Collection Account no later than the close of business on the Business Day immediately preceding the related Payment Date, and any loss resulting from such investments shall be charged to the Collection Account. All Investment Earnings of monies deposited in the Reserve Account shall be deposited by the Collateral Agent in the Reserve Account no later than the close of business on the Business Day immediately preceding the related Payment Date, and any loss resulting from such investments shall be charged to the Reserve Account. The Servicer will not direct the Collateral Agent to make any investment of any funds held in the Collection Account or the Reserve Account unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Collateral Agent to make any such investment, if necessary, the Servicer shall deliver to the Collateral Agent, the Lender and the Insurer an Opinion of Counsel to such effect.

          (e) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Collection Account or the Reserve Account to the Collateral Agent by 12:00 p.m., New York City time (or such other time as may be agreed by the Servicer and the Collateral Agent), on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing but the Secured Obligations shall not have been declared due and payable, or, if such amounts shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Collateral are being applied as if there had not been such a declaration; then the Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account and the Reserve Account in one or more Permitted Investments pursuant to paragraph (c) above.

          (f) The Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Collateral. The Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Collateral. Except as otherwise provided herein, the Collection Account and the Reserve Account shall be under the sole dominion and control of the Collateral Agent for the benefit of the Lender, the Hedge Counterparty and the Insurer. If, at any time, either the Collection Account or the Reserve Account ceases to be an Eligible Account, the Servicer (in the case of the Collection Account) or the Borrower (in the case of the Reserve Account), for the benefit of the Lender, the Hedge Counterparty and the Insurer, shall within five Business Days (or such longer period as to which the Lender and the Insurer may consent) establish a new Collection Account or Reserve Account, as the case may be, as an Eligible Account and shall transfer any cash and/or any investments to such new Collection Account or Reserve Account. In connection with the foregoing, the Servicer agrees that, in the event that the Collection Account is not an account with the Collateral Agent, the Servicer shall notify the Lender and the Insurer in writing promptly upon the cessation of the Collection Account to be an Eligible Account. In connection with the foregoing, the Borrower agrees that, in the event that the Reserve Account is not an account with the Collateral Agent, the Borrower shall notify the Lender and the Insurer in writing promptly upon the cessation of the Reserve Account to be an Eligible Account.

          (g)  With respect to the Facility Account Property:

               (A) any Facility Account Property shall be held solely in the Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

               (B) any Facility Account Property that constitutes physical property shall be delivered to the Collateral Agent in accordance with paragraphs (1)(a) and (b) of the definition of "Delivery" in Section
                                                          --------     -------
          1.01 and shall be held, pending maturity or disposition, solely by the
          ----
          Collateral Agent or a financial intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Collateral Agent;

               (C) any Facility Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (1)(c) of the definition of "Delivery" in Section 1.01 and shall be maintained
                             --------     ------------
          by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Facility Account Property as described in such paragraph; and

               (D)  any Facility Account Property that is an "uncertificated
                                                              --------------
          security" under Article 8 of the UCC and that is not governed by
          --------
          clause (C) above shall be delivered to the Collateral Agent in accordance with paragraph (1)(d) of the definition of "Delivery" in
                                                                 --------
          Section 1.01 and shall be maintained by the Collateral Agent, pending
          ------------
          maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security.

          Effective upon delivery of any Facility Account Property in the form of physical property, book-entry securities or uncertificated securities, the Collateral Agent shall be deemed to have purchased such Facility Account Property for value, in good faith and without notice of any adverse claim thereto.

          The Collateral Agent shall not enter into any subordination or intercreditor agreement with respect to the Facility Account Property.

     Section 4.02   Deposits into and Withdrawals from Accounts.
                    -------------------------------------------

          (a) If on any day the Servicer receives any Collections, the Servicer shall deposit such Collections to the Collection Account no later than the Business Day immediately following such receipt. Pending such deposit, such funds shall be held by the Servicer in trust for the benefit of the Lender, the Hedge Counterparty and the Insurer. In addition, the Servicer or the Borrower, as applicable, shall deposit or cause to be deposited in the Collection Account
(i) each Swap Payment paid by the Hedge Counterparty pursuant to any Interest Rate Hedging Agreement, on the date of receipt of such payment (it being understood that the Borrower shall instruct the Hedge Counterparty pursuant to each Interest Rate Hedging Agreement and each Interest Rate Hedging Transaction (thereunder, to deposit each such Swap Payment into the Collection Account),
(ii) the Release Price for any Contract, the Collateral Agent's security interest in which is released pursuant to Section 2.07(b) of the Loan Agreement,
                                          ---------------
within the time specified under Section 2.07(b) of the Loan Agreement (it being
                                ---------------
understood that the Collateral Agent shall, on the date of receipt of any such Release Price from TFC, on behalf of the Borrower, pursuant to Section 6.1 of
                                                               -----------
the Purchase Agreement, deposit such amount in the Collection Account), (iii) the Release Price for any Contract, the Collateral Agent's security interest in which is released pursuant to Section 2.07(c) of the Loan Agreement, within the
                              ---------------
time specified under Section 2.07(c) of the Loan Agreement and (iv) any
                     ---------------
Prepayment Amount for any Payment Date, no later than the Deposit Date for such Payment Date.

          (b) On each Payment Date (and, in each case, prior to the making of any required payments on such Payment Date pursuant to Section 3.03(b) of the
                                                       ---------------
Loan Agreement and Section 4.02(c) hereof), the Collateral Agent shall deposit
                   ---------------
in the Collection Account (i) the Reserve Account Regular Application Amount for such Payment Date, if any, withdrawn from the Reserve Account in accordance with
Section 4.02(f) hereof, and (ii) if the Collateral Agent shall have received an
---------------
Additional Reserve Account Release Direction on such Payment Date, the Additional Reserve Account Application Amount specified in such direction. In addition, in accordance with Section 6.01 hereof, the Collateral Agent shall
                             ------------
direct the Insurer (in the Notice of Claim delivered on the related Draw Date) to deliver directly to the Collection Account, by wire transfer, any Policy Claim Amount paid by the Insurer in respect of Covered Payments for such Payment Date.

          (c) On each Payment Date, the Collateral Agent shall (based on the Servicer's Certificate delivered by the Servicer pursuant to Section 3.17 and
                                                             ------------
the Lender Authorization delivered pursuant to Section 3.03(b) of the Loan
                                               ---------------
Agreement) withdraw all Available Funds, any Reserve Account Regular Application Amount, any Reserve Account Additional Application Amount and any Policy Claim Amount on deposit in the Collection Account, and apply such funds in the manner set forth in Section 3.03(b) of the Loan Agreement.
             ---------------

          (d) The Servicer shall not withdraw or otherwise remove, or permit the removal by any Person other than the Collateral Agent of, any funds in the Collection Account or the Reserve Account, other than in accordance with this Agreement, the Loan Agreement and the other Loan Documents then in effect. The Servicer shall not instruct the Collateral Agent to withdraw or otherwise remove any funds in the Collection Account or the Reserve Account except as provided in this Section 4.02. Notwithstanding anything in this clause (c) to the contrary,
     ------------                                   ----------
the Servicer shall instruct the Collateral Agent to pay to the Borrower amounts paid into the Collection Account that are not Collections on a Contract or other amounts required to be deposited into the Collection Account pursuant to this Agreement or any of the other Loan Documents if the Borrower or Servicer shall have (x) notified the Lender and the Insurer (with a copy to the Collateral Agent, in the case of any amount to be withdrawn from the Collection Account) in writing of the amount to be remitted to the Borrower and (y) demonstrated to the Lender's and, so long as no Insurer Default shall have occurred and be continuing, the Insurer's reasonable satisfaction that the amount proposed to be removed did not constitute Collections or other amounts required to be deposited into the Collection Account pursuant to this Agreement or any of the other Loan Documents.

          (e) With respect to any Determination Date, the amount required to be on deposit in the Reserve Account shall equal the Required Reserve Account Amount. On each Funding Date, the Lender shall deliver to the Collateral Agent, for deposit into the Reserve Account, the Funding Date Reserve Account Deposit, if any, with respect to each Advance made on such Funding Date, in accordance with Section 2.03(b) of the Loan Agreement.
     ---------------

          (f) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Available Funds on such Determination Date are less than the sum of the amounts payable on the related Payment Date pursuant to clauses first through seventh of Section 3.03(b) of the Loan
                    -----         -------    ---------------
Agreement (such deficiency being a "Deficiency Claim Amount"), then on such
                                    -----------------------
Determination Date, the Servicer shall deliver to the Collateral Agent, the Borrower, the Lender and the Insurer, by hand delivery, telex or facsimile transmission, a written notice in substantially the form of Exhibit D attached hereto (a "Deficiency Notice") specifying the Deficiency Claim Amount, the
           -----------------
Reserve Account Regular Application Amount and the Policy Claim Amount for the related Payment Date. Such Deficiency Notice shall direct the Collateral Agent to remit from the Reserve Account the Reserve Account Regular Application Amount for deposit in the Collection Account on such Payment Date.

          (g) Any Deficiency Notice shall be delivered by 12:00 p.m., New York City time, on the related Determination Date. The amounts distributed pursuant to a Deficiency Notice shall be deposited by the Collateral Agent into the Collection Account.

          (h) To the extent that, on any Payment Date after giving effect to the payments required to be made on such Payment Date pursuant to clauses first
                                                                          -----
through eleventh of Section 3.03(b) of the Loan Agreement, the Reserve Account
        --------    ---------------
Available Amount exceeds the Required Reserve Account Amount for such Payment Date, the Collateral Agent shall withdraw from the Reserve Account an amount equal to such excess and pay such amount to the Borrower pursuant to clause twelfth of Section 3.03(b) of the Loan Agreement on such Payment Date.
-------    ---------------

          (i) The Insurer shall at any time, and from time to time, with respect to a Payment Date, have the option to deliver amounts to the Collateral Agent for deposit into the Collection Account (an "Insurer Optional Deposit") for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Borrower with respect to such Payment Date; (ii) to provide funds to the extent that without such amount a draw would be required to be made on the Policy or (iii) after the Termination Date, (as defined in the Policy) to provide funds sufficient to enable the Collateral Agent to pay the aggregate amount of principal and accrued interest outstanding on Covered Advances.

     Section 4.03   Reports.
                    -------

          (a) Upon discovery by the Servicer of any Contract ceasing to be an Eligible Contract, if a Borrowing Base Deficiency exists or will result therefrom, the Servicer shall deliver (or shall cause the Borrower to deliver) to the Lender and the Insurer a Borrowing Base Deficiency Notice no later than 12:00 p.m., New York time, on the Business Day immediately succeeding such discovery.

          (b) The Servicer shall deliver to the Lender and the Insurer and/or permit the Lender and/or the Insurer to inspect any property, books, valuations, records, audits or other information as the Lender or the Insurer may request upon reasonable prior notice.

     Section 4.04   Securities Accounts.   The Collateral Agent agrees that the
                    -------------------
Collection Account and the Reserve Account held by it hereunder shall each be maintained as a "securities account" as defined in the UCC as in effect in New York, and Wells Fargo Bank Minnesota, National Association hereby agrees to act as a "securities intermediary" for the Collateral Agent as the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to each such account. The parties hereto agree that the Collection Account and the Reserve Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the UCC) shall be the State of New York. The Securities Intermediary acknowledges and agrees that (a) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collection Account and the Reserve Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC and (b) notwithstanding anything to the contrary, if at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Collection Account or the Reserve Account, the Securities Intermediary shall comply with such entitlement order without further consent by TFC, the Borrower, the Lender, the Hedge Counterparty, the Insurer or any other person. In the event of any conflict of any provision of this Section 4.04 with any other provision of this Agreement or any other agreement or document, the provisions of this Section 4.04 shall prevail.

                                   ARTICLE V

                                 THE SERVICER

     Section 5.01   Representations and Warranties. As of the Effective Date and
                    ------------------------------
each Certification Date, the Servicer represents and warrants to the Lender, the Insurer, the Hedge Counterparty, the Backup Servicer and the Collateral Agent that:

          (a) (i) As of any Certification Date relating to a Contract, such Contract was an Eligible Contract and (ii) each Contract included as an Eligible Contract in any Contract Schedule, Servicer's Certificate or other information provided to the Lender by the Servicer or any calculation of the Borrowing Base made by the Servicer is (or was) as of the date of such schedule, tape, report, other information or calculation, an Eligible Contract.

          (b) The Servicer is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia and has the power, authority and all licenses necessary to own its assets and to transact the business in which it is presently engaged (which includes servicing Contracts on behalf of third parties and itself), and is duly qualified and in good standing under the laws of each jurisdiction where its servicing of the Contracts requires such qualification.

          (c) The Servicer has the power, authority and legal right to make, deliver and perform this Agreement, the Loan Agreement and each other Loan Document to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the Loan Agreement and each other Loan Document to which it is a party. This Agreement, the Loan Agreement and each other Loan Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with their respective terms except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Servicer of this Agreement, the Loan Agreement or any other Loan Document to which it is a party, or the validity or enforceability of this Agreement, the Loan Agreement or any such Loan Document or the Contracts, other than such as have been met or obtained.

          (d) The execution, delivery and performance of this Agreement, the Loan Agreement and each other Loan Document to which the Servicer is a party and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the articles of incorporation or by-laws of the Servicer or any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any property or assets of the Servicer may be bound.

          (e) No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Servicer, threatened against the Servicer or any properties of the Servicer or with respect to this Agreement, the Loan Agreement or any other Loan Document which, if adversely determined, could have a Material Adverse Effect on the business, assets or financial condition of the Servicer or which would draw into question the validity of this Agreement, the Loan Agreement or any other Loan Document to which the Servicer is a party, or any of the other applicable documents forming part of the Collateral.

          (f) No injunction, writ, restraining order or other order of any nature adversely affects the Servicer's performance of its obligations under this Agreement, the Loan Agreement or any other Loan Document to which the Servicer is a party.

          (g) The Servicer has filed (on a consolidated basis or otherwise) on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Servicer. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Servicer in connection with the execution and delivery of this Agreement, the Loan Agreement and the other Loan Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

          (h) The chief executive office of the Servicer is at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513. The locations where the Servicer keeps its books and records, including all computer tapes and records relating to the Collateral are: its chief executive office; 5425 Robin Hood Road, Suite 101A, Norfolk, Virginia 23513; 441 Wadsworth Blvd., Suite 122, Lakewood, CO 80226; 4767 E. Camp Lowell Drive, Tuscon, AZ 85712; 1270 E. Garvey Avenue North, Suite 200, Covina, CA 91724; and 16480 Harbor Boulevard, Suite 205, Fountain Valley, CA 92708.

          (i) The Servicer's legal name is as set forth in this Agreement; the Servicer has not changed its name since its formation; the Servicer does not have trade names, fictitious names, assumed names or "doing business as" names other than as disclosed on Schedule 1 hereto.
                           ----------

          (j) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Servicer to the Lender, the Collateral Agent or the Insurer in connection with the negotiation, preparation or delivery of this Agreement, the Loan

Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Servicer that, after due inquiry, could have a Material Adverse Effect that has not been disclosed herein, in the Loan Agreement or in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender, the Collateral Agent or the Insurer for use in connection with the transactions contemplated hereby or thereby.

          (k)  No Servicer Termination Event has occurred and is continuing.

          (l) Each of the Contracts was underwritten and is being serviced in conformance with the Underwriting Guidelines and the Servicing Agreement; provided that any Contract that was purchased from an Approved Dealer prior to
--------
the date on which the Underwriting Guidelines became effective was underwritten in conformance with TFC's standard underwriting procedures and systems that were effective at the time of origination of such Contract.

          (m) The Servicer is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          (n) There is not now, nor will there be at any time in the future, any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth in the Loan Documents) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

     Section 5.02   Covenants of the Servicer.  The initial Servicer covenants
                    -------------------------
and agrees with the Lender that, so long as any Advance is outstanding and until the termination of this Servicing Agreement:

          (a) The Servicer will, to the extent necessary, maintain separate records on behalf of and for the benefit of the Lender, the Hedge Counterparty and the Insurer, will act in accordance with instructions and directions, delivered in accordance with the terms hereof, from the Lender and, if no Insurer Default should have occurred and be continuing, the Insurer in connection with its servicing of the Contracts hereunder, and will ensure that, at all times when it is dealing with or in connection with the Contracts in its capacity as Servicer, it holds itself out as Servicer, and not in any other capacity.

          (b) The Servicer shall, to the extent required by applicable law, disclose all material transactions associated with this transaction in appropriate regulatory filings and public announcements. The annual separate financial statements of TFC shall disclose the effects of the transactions contemplated by the Purchase Agreement as a sale and/or contribution of Contracts and other Collateral.

          (c) Except as otherwise provided herein or in any other Loan Document, the Servicer shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any lien adverse claim upon or with respect to, any Contract, any Collections related thereto or any other Collateral related thereto, or upon or with respect to any account to which any Collections of any Contract are sent, or assign any right to receive income in respect thereof or
(ii) create or suffer to exist any lien adverse claim upon or with respect to any of the Servicer's assets.

          (d) If the Servicer receives any Collections, the Servicer will remit such Collections to the Collection Account within one (1) Business Day of the Servicer's receipt thereof.

          (e) The Servicer shall not permit its Tangible Net Worth, at any time, calculated as of the close of the Servicer's then most recently concluded fiscal quarter and commencing with the quarter commencing on April 1, 2001, to be less than the sum of (i) $38,000,000 plus (ii) 50% of the net earnings (after taxes) of the Servicer for the period commencing on April 1, 2001 and ending at the end of the Servicer's then most recently concluded fiscal quarter (treated for this purpose as a single accounting period). For purposes of this clause, if net earnings of the Servicer for any period shall be less than zero, the amount calculated pursuant to clause (ii) in the immediate preceding sentence for such period shall be zero.

          (f) The Servicer covenants as to the Contracts, that: (i) the Financed Vehicle securing each Contract shall not be released in whole or in part from the security interest granted by the Contract, except upon payment in full of the Contract or as otherwise contemplated herein; (ii) the Servicer shall do nothing to impair the rights of the Collateral Agent, the Insurer, the Hedge Counterparty or the Lender in the Contracts, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the other Collateral; (iii) the Servicer shall not extend or otherwise amend the terms of any Contract, except in accordance with Section 3.02; (iv) the Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of, any Lien or restriction on transferability of the Contracts except for the Lien in favor of the Collateral Agent for the benefit of the Lender, the Hedge Counterparty and the Insurer, the Lien imposed by the Loan Agreement in favor of the Collateral Agent for the benefit of the Lender, the Hedge Counterparty and the Insurer, and the restrictions on transferability imposed by this Agreement, the Loan Agreement and the other Loan Documents or (B) sign or file under the UCC of any jurisdiction any financing statement which names TFC, the Borrower or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Contracts, except in each case any such instrument solely securing the rights and preserving the Lien of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer; and (v) the Servicer (including any successor to the Servicer) shall manage, service, administer and make collections on the Contracts, and perform the other obligations of the Servicer under this Agreement, the Loan Agreement and the other Loan Documents in accordance with the Required Standard of Care. In addition, the Servicer will cooperate with any successor to the Servicer upon any assumption by such successor to the Servicer (including, without limitation, the Successor Servicer) of the servicing of Contracts under this Agreement, in order to enable such successor to the Servicer to carry out the duties and obligations of the Servicer hereunder, under the Loan Agreement and under the other Loan Documents, and will take all such other actions as may be requested by such successor to the Servicer from time to time as may be necessary or reasonably desirable to effect such transfer of servicing duties and obligations.

     Section 5.03   Liability of the Servicer; Indemnities of Servicer.
                    --------------------------------------------------

          (a) The Servicer shall be contractually liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, the Loan Agreement and the other Loan Documents to which it is a party and the representations, warranties and covenants made by the Servicer.

          (b) The Servicer agrees to hold the Lender, the Successor Servicer, the Backup Servicer, the Collateral Agent, the Insurer, the Hedge Counterparty, the Borrower and each of their respective Affiliates, officers, directors, agents and employees (each, an "Indemnified Party") harmless from and indemnify
                                -----------------
each Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind (including but not limited to attorneys' fees and expenses and expenses of litigation) (collectively, "Damages") which may be
                                                     -------
imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Agreement, the Loan Agreement or any other Loan Document to which the Servicer is a party or based on any breach of any representation, warranty, covenant or other term of this Agreement, the Loan Agreement or any other Loan Document to which the Servicer is a party by the Servicer or any subservicer, the failure of the Servicer or any subservicer to meet the Servicing Standard or Required Standard of Care in connection with any action (or failure to act) hereunder, under the Loan Agreement or under any other Loan Document or any negligence or willful misconduct of the Servicer or any subservicer in connection with the performance of its obligations under this Agreement, under the Loan Agreement or under the other Loan Documents, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct.

          (c) The Servicer shall defend, indemnify and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation of any Financed Vehicle;

          (d) The Servicer (when the Servicer is TFC) shall indemnify, defend and hold harmless each Indemnified Party from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Contracts and the other Collateral to the Borrower or the pledge thereof under the Loan Agreement and the making of each Advance) and costs and expenses in defending against the same, except to the extent that such costs, expenses, losses, damages, claims and liabilities arise out of the gross negligence or willful misconduct of such Indemnified Parties;

          (e) The Servicer (when the Servicer is not TFC or the Successor Servicer) shall indemnify, defend and hold harmless each Indemnified Party from and against any taxes with respect to the sale of Contracts in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, the Loan Agreement and the other Loan Documents including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Contracts and the other Collateral to the Borrower or the pledge thereof under the Loan Agreement and the making of each Advance) and costs and expenses in defending against the same;

          (f) The Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such Indemnified Party, by reason of the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement, the Loan Agreement or the other Loan Documents or by reason of reckless disregard of its obligations and duties under this Agreement, the Loan Agreement or the other Loan Documents;

          (g) The Servicer shall indemnify, defend and hold harmless each Indemnified Party from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in, the Loan Agreement or the other Loan Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or gross negligence (except for errors in judgment) of the Backup Servicer, the Lender, the Insurer or the Collateral Agent;

          (h) Without limiting or being limited by the foregoing, the Servicer shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Damages resulting from any of the following:

               (i) the failure of Servicer to correctly report Eligible Contracts in any report or other information provided by the Servicer to the Lender, the Backup Servicer, the Collateral Agent, the Hedge Counterparty or the Insurer, or in any calculation of the Borrowing Base made by the Servicer;

               (ii) the failure of any representation or warranty or statement made or deemed made by the Servicer hereunder, under the Loan Agreement or under any other Loan Document to have been true and correct when made;

               (iii) the failure by the Servicer or any subservicer to comply with any applicable law, rule or regulation with respect to any Contract or related Financed Vehicle or the nonconformity of any Contract with any such applicable law, rule or regulation;

               (iv) the failure to vest and maintain in favor of the Lender as required under this Agreement, under the Loan Agreement and under the other Loan Documents a valid and enforceable security interest in the Collateral or the failure to maintain such security interests as first priority perfected security interests as required under this Agreement, under the Loan Agreement and under the other Loan Documents;

               (v) the commingling of Collections at any time with other funds; and

               (vi) any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of any Person, arising out of or relating to any action (or failure to act) by the Servicer in accordance with its obligations hereunder.

          (i) Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement, with respect to any act (or the failure to act) by the Servicer which occurred (or failed to occur) prior to such resignation, removal or termination and shall include fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest. Notwithstanding any other provision of this Agreement, the indemnity obligations of the Servicer shall not terminate or be deemed released upon the resignation or termination of TFC as the Servicer and shall survive any termination of this Agreement.

     Section 5.04   Limitation on Resignation of the Servicer.  The Servicer
                    -----------------------------------------
shall not resign from the obligations and duties hereby imposed on it except (a) by mutual agreement among the Servicer, the Borrower, the Backup Servicer, the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any determination under clause (b) above permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (which counsel shall be acceptable to Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer) to such effect delivered to the Lender, the Backup Servicer, the Borrower and the Insurer. No such resignation shall become effective until a successor Servicer or the Successor Servicer, as the case may be, shall have assumed the Servicer's responsibilities, duties, liabilities and obligations hereunder. Any such successor Servicer must be an established servicer of consumer automobile loans and must be approved in writing by the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer.

     Section 5.05   Rights of the Lender and the Insurer in Respect of the
                    ------------------------------------------------------
Servicer.  The Servicer shall afford the Lender, the Insurer and the Backup
--------
Servicer, upon reasonable notice, during normal business hours access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish the Lender, the Insurer or the Backup Servicer with such information as the Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Lender shall not have any responsibility or liability for any action or failure to act by the Servicer, and is not obligated to supervise the performance of the Servicer under this Agreement, the Loan Agreement, any other Loan Document or otherwise.

     Section 5.06   Merger or Consolidation of, or Assumption of the Obligations
                    ------------------------------------------------------------
of, the Servicer or the Collateral Agent.
----------------------------------------

          (a) The Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity, there shall be no material adverse effect upon the ability of the surviving entity to fulfill its duties contained in this Agreement. Any corporation (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided,
                                                                       --------
however, that nothing contained herein shall be deemed to release the Servicer
-------
from any obligation. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 5.06(a) to the Lender, the Collateral Agent and the Insurer. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business, unless (w) the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer shall have consented in writing to such transaction, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 9.1 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (y) the Servicer shall have delivered to the Collateral Agent, the Lender and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 5.06(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and
(z) TFC shall have delivered to the Collateral Agent, the Lender and the Insurer an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Collateral Agent in the Contracts and the other Collateral and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          (b) Any Person (i) into which the Successor Servicer, the Collateral Agent or the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Successor Servicer, the Collateral Agent or the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Successor Servicer, the Collateral Agent or the Backup Servicer or (iv) succeeding to the business of the Successor Servicer, the Collateral Agent or the Backup Servicer in any of the foregoing cases shall be the successor to the Successor Servicer, the Collateral Agent or the Backup Servicer, as the case may be, under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. In the event that the resulting entity does not meet the Resulting Entity Eligibility Criteria, the Collateral Agent, upon the written request of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer, shall resign. Nothing contained herein shall be deemed to release the Collateral Agent from any obligation.

     Section 5.07   Limitation on Liability of Servicer, Collateral Agent and
                    ---------------------------------------------------------
Others.
------

          (a) Neither TFC, the Borrower, the Collateral Agent, the Successor Servicer, the Backup Servicer, nor any of the directors or officers or employees or agents of any such Person shall be under any liability to the Lender or the Insurer, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided,
                                                                     --------
however, that this provision shall not protect TFC, the Borrower, the Collateral
-------
Agent, the Successor Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties, reckless disregard of obligations and duties under this Agreement or any violation of law by TFC, the Borrower, the Successor Servicer, the Collateral Agent, the Backup Servicer or such person, as the case may be; provided further,
                                                               -------- -------
however, that this provision shall not affect any liability to indemnify the
-------
Successor Servicer, the Collateral Agent, the Borrower, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Successor Servicer, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer in their individual capacities. TFC, the Successor Servicer, the Collateral Agent, the Backup Servicer, the Borrower and any director, officer, employee or agent of any such entity may rely in good faith on the written advice of counsel selected by it with due care or absent manifest error or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Collateral Agent and the Backup Servicer shall not be required to expend or risk their own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

          (b) Notwithstanding anything herein to the contrary, the Collateral Agent and the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement, and the Lender and the Insurer shall look only to the Servicer to perform such obligations.

                                  ARTICLE VI

                                  THE POLICY

     Section 6.01   Claims under Policy.
                    -------------------

          (a) In the event that the Collateral Agent has received a Deficiency Notice, or otherwise has actual knowledge or is aware of the existence of a Deficiency Claim Amount, on any Determination Date, the Collateral Agent shall determine on the related Draw Date whether the sum of (i) the amount of Available Funds on such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the Reserve Account Application Amount, if any, available to be distributed by the Collateral Agent pursuant to a

Deficiency Notice delivered with respect to such Payment Date plus (iii) the amount of any Insurer Optional Deposits, would be insufficient to pay the Covered Payments (as defined in the Policy) for the related Payment Date, then in such event the Collateral Agent shall furnish to the Insurer no later than 12:00 p.m., New York City time, on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Covered Payments with respect to such Payment Date. In each Notice of Claim furnished by the Collateral Agent to the Insurer, the Collateral Agent shall direct the Insurer to deliver the related Policy Claim Amount, by wire transfer, directly to the Collection Account.

          (b) Any notice delivered by the Collateral Agent to the Insurer pursuant to Section (a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance
                               ---------------
with the provisions of the Policy, the Insurer is required to pay to the Collateral Agent the Policy Claim Amount properly claimed thereunder by 12:00 p.m., New York City time, on the later of (i) the fifth Business Day following receipt on a Business Day of such Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Insurer under the Policy shall be applied solely to the Covered Payments in respect of the Secured Obligations, and for no other purpose.

          (c) The Collateral Agent shall (i) receive as attorney-in-fact of the Lender any Policy Claim Amount from the Insurer and (ii) deposit the same in the Collection Account for application to the Covered Payments. Any and all Policy Claim Amounts disbursed by the Collateral Agent from claims made under the Policy shall not be considered payment by the Borrower or from the Reserve Account with respect to the Secured Obligations, and shall not discharge the obligations of the Borrower with respect thereto. The Insurer shall, to the extent it makes any Covered Payment with respect to the Secured Obligations, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any Covered Payment with respect to the Secured Obligations by or on behalf of the Insurer, the Lender shall be deemed, without further action, to have directed the Collateral Agent to assign to the Insurer all rights to the payment of interest or principal with respect to the Secured Obligations which are then due for payment to the extent of all Covered Payments made by the Insurer and the Insurer may exercise any option, vote, right, power or the like with respect to the Secured Obligations to the extent that it has made payment pursuant to the Policy.

          (d) The Collateral Agent shall be entitled to enforce on behalf of the Lender the obligations of the Insurer under the Policy.

     Section 6.02  Preference Claims.
                   -----------------

          (a) In the event that the Collateral Agent has received a certified copy of a final, non-appealable order of the appropriate court that any Covered Payment (as such term is defined in the Policy) paid on a Secured Obligation has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Collateral Agent shall so notify the Insurer, shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, comply with the provisions of the Policy to obtain payment by the Insurer, notify the Lender that, in the event that any such payment is so recoverable, the Lender will be entitled to payment pursuant to the terms of the Policy.
Upon written request, the Collateral Agent shall furnish to the Insurer its records evidencing the Covered Payments in respect of Secured Obligations, if any, which have been made by the Collateral Agent and subsequently recovered from the Lender, and the dates on which such payments were made. Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the Lender to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Collateral Agent or the Lender directly (unless the Lender has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Lender upon proof of such payment reasonably satisfactory to the Insurer).

          (b) Each Notice of Claim shall provide that the Collateral Agent, on its behalf and on behalf of the Lender, thereby appoints the Insurer as agent and attorney-in-fact for the Collateral Agent and the Lender in any legal proceeding with respect to the Secured Obligations. The Collateral Agent shall promptly notify the Insurer of any proceeding or the institution of any action (of which a Responsible Officer of the Collateral Agent has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim")
                                                            ----------------
of any payment made with respect to the Secured Obligations. The Lender and the Collateral Agent hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.01(c), the Insurer shall be subrogated to, and the Lender and the
   ---------------
Collateral Agent hereby delegate and assign, to the fullest extent permitted by law, the rights of the Lender and the Collateral Agent in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     Section 6.03  Surrender of Policy.  The Lender shall surrender the Policy
                   -------------------
to the Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.

                                  ARTICLE VII

                            DEFAULT AND TERMINATION

     Section 7.01  Servicer Termination Event.   For purposes of this Agreement,
                   --------------------------
each of the following shall constitute a "Servicer Termination Event":
                                          --------------------------

          (a) Any failure by the Servicer to deliver, or cause to be delivered, to the Collateral Agent any proceeds or payments required to be so delivered under the terms of this Agreement, the Loan Agreement or any of the other Loan Documents to which it is a party (including deposits of any payments in respect of Release Prices) that continues unremedied for a period of one (1) Business Day after the earliest to occur of (x) the date on which written notice is received by the Servicer from the Collateral Agent, the Lender or (unless an Insurer Default shall have occurred and be continuing) the Insurer, (y) discovery of such failure by a Responsible Officer of the Servicer or (z) a period of five (5) Business Days;

          (b) Failure by the Servicer to deliver, or cause to be delivered, to the Lender, the Collateral Agent and the Insurer the Servicer's Certificate by the Determination Date prior to the related Payment Date that continues unremedied for a period of one (1) Business Day or failure on the part of the Servicer to observe its covenants and agreements set forth in Sections 5.06(a)
                                                              ----------------
or 3.19(f); or
   -------

          (c) Failure on the part of the Servicer duly to observe or perform any other covenant, agreement or obligation (including, any financial obligation) of the Servicer set forth in this Agreement (or, as to TFC, if TFC is the Servicer, the Loan Agreement or any of the other Loan Documents to which it is a party), which failure (i) would have a Material Adverse Effect on the Lender (determined without regard to the availability of funds under the Policy), the Insurer (unless an Insurer Default shall have occurred and be continuing) or the Contracts, and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by a Responsible Officer of the Servicer from the Collateral Agent, the Lender or the Insurer (provided an Insurer Default shall not have occurred and be continuing) or (y) the discovery of such failure by a Responsible Officer of the Servicer; or

          (d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

          (e) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the admission by the Servicer of its inability to pay its debts generally as they become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

          (f) Any representation, warranty or certification made by the Servicer, in this Agreement, the Loan Agreement or any other Loan Documents or any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and (i) the incorrectness of such representation, warranty or certification has a Material Adverse Effect on the interests or rights of the Lender (without regard to the Policy) or the Insurer in the Contracts, and, (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) discovery thereof by a Responsible Officer of the Servicer or (y) the delivery of written notice thereof shall have been given to the Servicer by the Collateral Agent, the Lender or the Insurer; or

          (g) So long as an Insurer Default shall not have occurred and be continuing and (a) there are Advances or other Secured Obligations outstanding,
(b) any amounts due to the Insurer remain unpaid or (c) the Policy has not expired in accordance with its terms, an Insurance Agreement Event of Default shall have occurred; or

          (h) The existence in any audit of the Servicer required to be provided hereunder of a material exception which may have a Material Adverse Effect on the Lender (without regard to the Policy), the Contracts or the Insurer; or

          (i) The Servicer (if TFC is the Servicer) shall fail to pay any principal, premium or interest on any indebtedness in excess of $1,000,000 (the "Indebtedness") or greater, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue uncured and unwaived after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness of the Servicer or any other similar event, shall occur and shall continue uncured and unwaived after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (j) The Lender and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 2.01; or
                             ------------

          (k) So long as TFC is the Servicer hereunder, a Change of Control shall have occurred; or

          (l) Any Event of Default (other than the Event of Default set forth in

Section 8.01(s) of the Loan Agreement) shall have occurred and be continuing.
---------------

     Section 7.02  Consequences of a Servicer Termination Event.   If a Servicer
                   --------------------------------------------
Termination Event shall occur and be continuing, the Collateral Agent shall, if so directed by the Lender and, provided no Insurer Default has occurred and is continuing, the Insurer, by notice given in writing to the Servicer, terminate the rights and obligations of the Servicer under this Agreement subject to the compensation, rights of reimbursement, indemnity and limitation on liability to which the Servicer is then entitled and the rights of indemnity to which each Indemnified Party pursuant to Sections 5.03. Notwithstanding the foregoing, in no event shall the Lender or Insurer be obligated to make any payment or provide any assurances described in the immediately preceding sentence.

     Section 7.03  Consequences of an Insurance Agreement Event of Default.  If
                   -------------------------------------------------------
an Insurance Agreement Event of Default shall occur and be continuing, the Collateral Agent shall, if so directed by Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer, by notice given in writing to the Servicer:

          (a) direct the Servicer to deliver to the Successor Servicer or other successor to the Servicer its Collection Records and the Servicing Records with respect to a random sample of 100 Contracts within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing such Contracts (any such delivery of such a computer tape, a "Section
                                                                        -------
7.03(a) Delivery"); and/or
----------------

          (b) terminate the rights and obligations of the Servicer under this Agreement.

     Section 7.04  Appointment of Successor.
                   ------------------------

          (a) On and after the time the Servicer receives a notice of termination pursuant to Sections 7.02 or 7.03, upon non-extension of the
                        ---------------------
servicing term as referred to in Section 2.01, or upon the resignation of the
                                 ------------
Servicer pursuant to Section 5.04:
                     ------------

               (i) the Successor Servicer (unless (a) the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer shall have exercised their option pursuant to Section 7.04(f) to appoint an
                                             ---------------
     alternate successor Servicer or (b) Wells Fargo Bank Minnesota, National Association shall not be the Backup Servicer, in which case the Person appointed as successor Backup Servicer shall also be appointed as successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, the Loan Agreement and the other Loan Documents and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement the Loan Agreement and the other Loan Documents except as otherwise stated herein or therein; and

               (ii) all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Contracts or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Successor Servicer (or such other successor to the Servicer appointed by the Lender and (provided no Insurer Default shall have occurred and be continuing) the Insurer in their sole and absolute discretion pursuant to Section 7.04(f));
                            ---------------

provided, however, that any successor to the Servicer shall have (i) no
--------  -------
liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that such successor to the Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction (except for those of any person to whom such successor to the Servicer delegates its duties pursuant to Section 3.11), (v) no liability or
                                          ------------
obligation with respect to any indemnification obligations of any prior servicer including the Servicer, (vi) not been deemed to have made any of the representations and warranties of the Servicer, and (vii) no liability to the extent that the information necessary for servicing the Contracts in accordance with the Required Standard of Care has not been provided to the successor Servicer by the Servicer.

          (b) Any successor to the Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.
In the event that the Successor Servicer is the Servicer, the Successor Servicer in effectuating such succession, shall act in reasonable accordance with the terms and conditions set forth in its operations manual entitled "Wells Fargo
                                                                  -----------
Third Party Business Assumption Guidelines".  In the event that any of the terms
------------------------------------------
or conditions set forth in its operations manual entitled "Wells Fargo Third
                                                           -----------------
Party Business Assumption Guidelines" are inconsistent with any of the Loan
------------------------------------
Documents, the terms and conditions set forth in such Loan Documents shall govern.

          (c) If a successor to the Servicer is acting as Servicer hereunder, it shall be subject to term-to-term servicing as referred to in Section 2.01 and to
                                                             ------------
termination under Sections 7.01 or 7.03 upon the occurrence of any Servicer
                  ---------------------
Termination Event or Insurance Agreement Event of Default applicable to it as Servicer.

          (d) Any successor to the Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and related documents to show the Lender as lienholder or secured party on the related Lien Certificates, or otherwise.

          (e) The terminated Servicer agrees to cooperate with any successor to the Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to such successor to the Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Contracts and the delivery to such successor to the Servicer of all Contract Files and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable such successor to the Servicer to service the Contracts (including, without limitation, any and all documentation concerning the related Insurance Policies). If requested by the Lender or the Insurer (provided no Insurer Default has occurred and is continuing), any successor to the Servicer shall direct the Obligors to make all payments under the Contracts directly to such successor to the Servicer (in which event such successor to the Servicer shall process such payments in accordance with Section 3.02), or to a Post
                                               ------------
Office Box established by such successor to the Servicer at the direction of the Lender or the Insurer (provided no Insurer Default has occurred and is continuing), at the terminated Servicer's expense. The terminated Servicer shall grant the Collateral Agent, the Backup Servicer, any successor to the Servicer, the Lender and the Insurer (provided no Insurer Default has occurred and is continuing) reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

          (f) The Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer may exercise at any time its right to appoint as successor to the Servicer a Person other than the Person serving as successor Servicer at the time (except that, so long as

Wells Fargo Bank Minnesota, National Association shall act as Backup Servicer, the Backup Servicer shall not be appointed to act as a successor Servicer), and (without limiting the Insurer's obligations under the Policy) shall have no liability to the Backup Servicer, TFC, the Borrower, the Person then serving as successor servicer, the Lender or any other Person if it does so. Notwithstanding the above, if any such successor Servicer shall be legally unable to act as Servicer, the Lender or the Insurer (provided no Insurer Default has occurred and is continuing) may petition a court of competent jurisdiction to appoint a successor to the Servicer. Pending appointment pursuant to the preceding sentence, such successor Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

          (g) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer payable by the outgoing Servicer, and to the extent such transition expenses have not been paid by the outgoing Servicer, such expenses payable pursuant to this Agreement shall not exceed $70,000 in the aggregate.

          (h) Notwithstanding the Successor Servicer's becoming the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, the Backup Servicer shall be required to assist the Successor Servicer in the preparation of the Servicer's Certificate and the Successor Servicer shall deliver the Servicer's Certificate in accordance with Section 3.17.
                                          ------------

          (i) Notwithstanding anything contained in this Agreement to the contrary, the Successor Servicer is authorized to accept and rely on all of the accounting records (including computer records) and work of the prior Servicer relating to the Contracts (collectively, the "Predecessor Servicer Work Product") without any audit or other examination thereof, and the Successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "Errors") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Successor Servicer making or continuing any Errors (collectively, "Continued Errors"), the Successor Servicer shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Successor Servicer agrees to use its best efforts to prevent further Continued Errors. In the event that the Successor Servicer becomes aware of Errors or Continued Errors, it shall, with the prior consent of the Lender and (provided no Insurer Default has occurred and is continuing) the Insurer, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and to prevent future Continued Errors. The Successor Servicer shall be entitled to recover its costs thereby expended in accordance with clause second of Section 3.03(b) of the Loan Agreement.
       ------

     Section 7.05  Waiver of Past Defaults. The Lender and the Insurer (provided
                   -----------------------
no Insurer Default has occurred and is continuing, and provided, further that
(a) there are Advances outstanding, (b) any amounts due to the Insurer remain unpaid or (c) the Policy has not expired in accordance with its terms), may (but shall have no obligation to) waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement, the Loan Agreement and the other Loan Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

     Section 7.06  Additional Termination Requirements.
                   -----------------------------------

          (a) In the event (i) that notice of termination of this Agreement, or of termination of the rights and obligations of the Servicer hereunder, is given, (ii) the Servicer resigns or is removed in accordance with Section 7.04
                                                                  ------------
or (iii) the term of the Servicer is not extended in accordance with Section
                                                                     -------
2.01(a), the Servicer covenants that all funds and Servicing Documents in its
-------
possession relating to the Contracts shall, at the option of the Lender and, if no Insurer Default shall have occurred and be continuing, the Insurer immediately upon receipt of notice of termination or the resignation or removal of the Servicer, be submitted to the control of the Collateral Agent or its designee (including, without limitation, the Successor Servicer or any other successor Servicer) and that, on the date of termination, they will be transferred to the Collateral Agent, Lender or its designee (including, without limitation, the Successor Servicer or any other successor Servicer), without prejudice to the rights, if any, of either party against the other.

          (b) Notwithstanding any termination of this Agreement, or of all or a portion of the rights and obligations of the Servicer hereunder, the Servicer shall not be relieved of liability for any amounts due, or responsibilities owed the Borrower, the Backup Servicer, the Successor Servicer, the Collateral Agent, the Insurer, the Hedge Counterparty or the Lender in respect of its obligations hereunder while it served as the Servicer. The Servicer forthwith upon such termination or resignation shall (a) pay over to the Collection Account all Collections held by it or subsequently received by it with respect to the affected Contracts pursuant to this Agreement or pursuant to any other agreement, letter or arrangement, (b) deliver to the Lender, the Insurer, the Hedge Counterparty, the Successor Servicer and the Backup Servicer a full accounting in respect of the affected Contracts, including a statement showing the monthly payments and other amounts collected by or on behalf of it and a statement of moneys held in trust by or on behalf of it for the payment of taxes, insurance premiums or other charges with respect to the affected Contracts, (c) otherwise use its best efforts to effect the orderly and efficient transfer of servicing of the Contracts to the Successor Servicer or other designee selected by the Lender and the Insurer pursuant to Section
                                                                  -------
7.04(f), and (d) arrange for the physical transfer and delivery to the Successor
-------
Servicer or other designee selected by the Lender and, as applicable, the Insurer pursuant to Section 7.04(f) of all Contracts and copies thereof, all
                    ---------------
funds related thereto, and all Servicing Documents in its possession. Any successor Servicer hereunder shall meet the requirements and be selected in accordance with the procedures specified in Section 7.04. Notwithstanding any
                                            ------------
termination of this Agreement, or any termination of all the rights and obligations of the Servicer hereunder as to all or any number of Contracts, or any resignation of the Servicer, in any case pursuant to any provision of this Agreement, the Servicer shall be entitled to receive all amounts accrued and owing to it under this Agreement from the Borrower in accordance with both
Section 3.05 hereof and Section 3.03(b) of the Loan Agreement.
------------

                                  ARTICLE VIII


             TERMINATION OF BACKUP SERVICER AND SUCCESSOR SERVICER

     Section 8.01  Termination of Backup Servicer.   If (a) the Successor
                   ------------------------------
Servicer shall assume the duties of the Servicer or (b) the Backup Servicer shall fail to duly observe or perform any of its covenants, agreements or obligations set forth in this Agreement which failure (i) would have a Material Adverse Effect on the Lender (determined without regard to the availability of funds under the Policy), the Insurer (unless an Insurer Default shall have occurred and be continuing) or the Contracts, and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by a Responsible Officer of the Backup Servicer from the Lender or the Insurer (provided no Insurer Default shall have occurred and be continuing) or (y) the discovery of such failure by a Responsible Officer of the Backup Servicer, the Lender or the Insurer (provided no Insurer Default shall have occurred and be continuing) may terminate all of the duties of the Backup Servicer under this Agreement. Any removal pursuant to the provisions of this Section 8.01 shall take effect only upon the appointment
                       ------------
of a successor to the Backup Servicer and the acceptance in writing by such successor to Backup Servicer of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof.

     Section 8.02  Termination of Successor Servicer.   If the Successor
                   ---------------------------------
Servicer shall fail to duly observe or perform any of its covenants, agreements or obligations set forth in this Agreement which failure (i) would have a Material Adverse Effect on the Lender (determined without regard to the availability of funds under the Policy), the Insurer or the Contracts, and (ii) if capable of remedy, continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the same to be remedied, shall have been received by a Responsible Officer of the Successor Servicer from the Lender or the Insurer (provided no Insurer Default shall have occurred and be continuing) or (y) the discovery of such failure by a Responsible Officer of the Successor Servicer, the Lender or the Insurer (provided no Insurer Default shall have occurred and be continuing) may terminate all of the rights and duties of the Successor Servicer under this Agreement. Any removal pursuant to the provisions of this Section 8.02 shall
                                                           ------------
take effect only upon the appointment of a successor to the Backup Servicer and the acceptance in writing by such successor to Successor Servicer of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof.

                                   ARTICLE IX


                            MISCELLANEOUS PROVISIONS

     Section 9.01  Amendment.  This Agreement may be amended or modified from
                   ---------
time to time by the parties hereto, but only by an instrument in writing signed by each of the parties hereto and, if no Insurer Default shall have occurred and be continuing, with the written consent of the Insurer. In addition, the parties hereto acknowledge that, pursuant to Section 11.04 of the Loan
                                             -------------
Agreement, any amendment to Appendix A to the Loan Agreement that shall result
                            ----------
in a
change to the definition of any term used in this Agreement shall require the prior written consent of the Successor Servicer.

     Section 9.02  Successors and Assigns.  The provisions of this Agreement
                   ----------------------
shall be binding upon and inure to the benefit of the parties hereto and to the benefit of their respective permitted successors and assigns. No party may assign any of its rights or obligations hereunder without the consent of the other parties hereto and, unless an Insurer Default shall have occurred and be continuing, the Insurer.

     Section 9.03  No Partnership.  Nothing herein contained shall be deemed or
                   --------------
construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as an agent for the Borrower or the Lender.

     Section 9.04  Governing Law.  THIS AGREEMENT SHALL, IN ACCORDANCE WITH
                   -------------
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF.

     Section 9.05  Notices.  All demands, notices and communications relating to
                   -------
this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          If to the Borrower:

          TFC Warehouse Corporation I
          5425 Robin Hood Rd.
          Suite 101-B
          Norfolk, VA  23513
          Attention: Ronald G. Tray
          Telecopier No.: (757) 858-4093
          Telephone No.:  (757) 858-1400 ext. 354

          If to the Servicer:

          The Finance Company
          5425 Robin Hood Rd.
          Suite 101-B
          Norfolk, VA  23513
          Attention: Ronald G. Tray
          Telecopier No.: (757) 858-4093
          Telephone No.:  (757) 858-1400 ext. 354

          If to the Backup Servicer:

          Wells Fargo Bank Minnesota, National Association
          Sixth Street and Marquette Avenue
          MAC N9311-611
          Minneapolis, Minnesota 55479
          Attention: Corporate Trust Services
          Telecopier No.: (612) 667-3539
          Telephone No.: (612) 667-8085

          If to the Successor Servicer:
          Wells Fargo Financial America, Inc
          59 Skyline Drive, Suite 1700
          Lake Mary, Florida 32746
          Attention:
          Telecopier No.:
          Telephone No.:

          If to the Collateral Agent:

          Wells Fargo Bank Minnesota, National Association
          Sixth Street and Marquette Avenue
          MAC N9311-611
          Minneapolis, Minnesota 55479
          Attention: Corporate Trust Services
          Telecopier No.: (612) 667-3539
          Telephone No.: (612) 667-8085

          If to the Lender:

          Westside Funding Corporation
          C/o AMACAR Group, L.L.C.
          6525 Morrison Boulevard, Suite 318
          Charlotte, North Carolina 28211
          Attention: Juliana Johnson
          Telecopier No.: (704) 365-1362
          Telephone No.: (704) 365-0569

          With a copy to:

          Westdeutsche Landesbank Girozentrale, New York Branch
          1211 Avenue of the Americas
          New York, New York 10036
          Attention: Jeffrey Kramer
          Telecopier No.: (212) 597-1423
          Telephone No.: (212) 597-8368

          If to the Insurer:

          Royal Indemnity Company
          11111 Carmel Commons Boulevard
          Charlotte, North Carolina 28226
          Attention: Tony McKenzie
          Telecopier No.: (704) 543-3566
          Telephone No.: (704) 543-3411

     Section 9.06  Article and Section Headings; Severability of Provisions;
                   ---------------------------------------------------------
Counterparts.  The article and section headings of this Agreement are for
------------
convenience only and are not to be used to interpret or define the provisions hereof. In the event that any provision of this Agreement conflicts with applicable law, such conflict shall not affect the other provisions of this Agreement which can be given effect without the conflicting provision, and to this end the provisions of this Agreement are declared to be severable. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all counterparts shall constitute one and the same instrument.

     Section 9.07  Miscellaneous.  Each party agrees to execute and deliver such
                   -------------
instruments and take such actions as the other party shall from time to time reasonably request to carry out the terms of this Agreement.

     Section 9.08  Costs; Expenses.
                   ---------------

          (a) Without duplication of any amounts paid by the Borrower, the Servicer agrees to pay as and when billed by the Lender and/or the Insurer all of the out-of-pocket costs and expenses incurred by the Lender and/or the Insurer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Loan Agreement and any other Loan Document or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender, and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender under this Agreement.

          (b) Without duplication of any amounts paid by the Borrower, the Servicer also agrees to reimburse the Lender as and when billed by the Lender for all of the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Agreement, the Loan Agreement, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all fees and disbursements incurred in any action or proceeding between the Servicer and an Indemnified Party or between an Indemnified Party and any third party relating hereto).

     Section 9.09  Third-Party Beneficiaries.  This Agreement will inure to the
                   -------------------------
benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as may be otherwise provided in this Agreement, no other person will have any right or obligation hereunder. The Insurer is an express third party beneficiary of this Agreement.

     Section 9.10  Conflicting Directives of Lender and Insurer; Limitation on
                   -----------------------------------------------------------
Rights of Insurer in Case of Insurer Default.  With respect to any instruction,
--------------------------------------------
declaration, consent or other direction to be given by the Lender and the Insurer under this Agreement, if the respective instructions, declarations, consents or other directions of the Lender and the Insurer conflict with one another, then, so long as no Insurer Default shall have occurred and be continuing, the instruction, declaration, consent or other direction of the Insurer shall be determinative; provided, that, if any Insurer Default shall
                                --------
have occurred and be continuing, the instruction, declaration, consent or other direction of the Lender shall be determinative.

          Notwithstanding anything herein to the contrary, any provision giving the Insurer the right to direct, appoint or consent to, approve of or take any action under this Agreement shall be inoperative if an Insurer Default shall have occurred and be continuing.

     Section 9.11  No Proceedings.   Each of TFC, the Servicer, the Borrower,
                   --------------
the Backup Servicer, the Successor Servicer, the Securities Intermediary and the Collateral Agent agrees not to institute against, or join any other person in instituting against, the Lender any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar proceeding for one year and a day after the amounts owing under this Agreement and all other credit agreements executed by the Lender have been paid in full.

     Section 9.12  Acknowledgement of Dual Capacity.  The parties expressly
                   ---------------------------------
acknowledge and consent to Wells Fargo Minnesota, National Association, acting in the dual capacity of Backup Servicer and in the capacity as Collateral Agent. Wells Fargo Bank Minnesota, National Association, may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank Minnesota, National Association, of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence and willful misconduct by Wells Fargo Bank Minnesota, National Association.

          IN WITNESS WHEREOF, each party has caused this Agreement to be executed in its name by its duly authorized officer, as of the day and year first above written.

                                   THE FINANCE COMPANY
                                     as Servicer



                                     By:_______________________________________
                                        Name:
                                        Title:


                                   TFC WAREHOUSE CORPORATION I,
                                     as Borrower



                                     By:_______________________________________
                                        Name:
                                        Title:


                                   WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Backup
                                     Servicer, Collateral Agent and Securities
                                     Intermediary



                                     By:____________________________________
                                        Name:
                                        Title:


                                   WELLS FARGO FINANCIAL AMERICA, INC.,
                                     as Successor Servicer



                                     By:____________________________________
                                        Name:
                                        Title:

                                 WESTSIDE FUNDING CORPORATION

                                 By:  Westdeutsche Landesbank Girozentrale,
                                       New York Branch, as Administrator


                                       By:____________________________________
                                          Name:
                                          Title:


                                       By:____________________________________
                                          Name:
                                          Title:

                                                                      Schedule 1

    Prior Names, Trade Names, Fictitious Names and "Doing Business As" Names

          Old Dominion Acceptance
          Old Dominion Acceptance, Inc.

          (used in the conduct of TFC's business in the following States:
          Alaska, Arizona, California, Minnesota, Nebraska, Nevada, New Hampshire, New Mexico, New York, Oklahoma, Pennsylvania, Texas and Washington)

                                                                    EXHIBIT A
                                                                    ---------

                         ALLOWABLE DELINQUENCY POLICY

                                                                       EXHIBIT B
                                                                       ---------

                               CHANGE-OFF POLICY

                                                                       EXHIBIT C
                                                                       ---------

                            SERVICER'S CERTIFICATE

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF DEFICIENCY NOTICE

                                    [Date]

Wells Fargo Bank Minnesota, National Association, as Collateral Agent Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479


Royal Indemnity Company
11111 Carmel Commons Boulevard
Charlotte, North Carolina 28226

     Re: Servicing Agreement, dated as of June 28, 2001 (the "Agreement") among The Finance Company (the
           ---------
          "Servicer"), TFC Warehouse Corporation I, (the
           --------
          "Borrower"), Wells Fargo Bank Minnesota, National
           --------
          Association, as Backup Servicer and as Collateral Agent, Wells Fargo Financial America, Inc., as Successor Servicer, and Westside Funding Corporation,
                                           --------------------
          as Lender
          ---------

Ladies and Gentlemen:

          Reference is hereby made to Section 4.01 of the Agreement. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

          Pursuant to Section 4.01 of the Agreement, please note the following information with respect to the Payment Date which is to occur on _____________:

     Deficiency Claim Amount:  $______________________

     Reserve Account Regular Application Amount:   $______________________

     Policy Claim Amount:      $______________________

          The Collateral Agent shall withdraw such Reserve Account Regular Application Amount specified above from the Reserve Account for deposit into the Collection Account pursuant to Section 4.02(f) of the Agreement on the next
                               ---------------
Payment Date, which is to occur on _________________.


                              Sincerely,


                              THE FINANCE COMPANY, as Servicer

                              By:___________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT E
                                                                       ---------

                   CREDIT COLLECTION POLICIES AND PROCEDURES

                                      E-1